Lincoln Financial Group
Table of Contents
Fourth Quarter 2010

Lincoln Financial Group Analyst Coverage	i
Notes	ii-iii

Financial Highlights	1 - 3
Consolidated Operating Expense Detail	4
Selected Financial Results Summary	5
Details Underlying Realized Gain (Loss), After-DAC and Benefit Ratio Unlocking	6
Consolidated Statements of Income (Loss)	7
Consolidated Roll Forwards of DAC, VOBA, DSI and DFEL	8
Consolidating Statements of Income (Loss) from Operations - Current Year - Quarter	9
Consolidating Statements of Income (Loss) from Operations - Prior Year - Quarter	10
Consolidating Statements of Income (Loss) from Operations - Current Year - Year-to-Date	11
Consolidating Statements of Income (Loss) from Operations - Prior Year - Year-to-Date	12
Consolidated Balance Sheets and Selected Share Data	13
Balance Sheet Data - Segment Highlights	14

Retirement Solutions
Annuities:
Income (Loss) from Operations and Operational Data	15
DAC, VOBA, DSI and DFEL Roll Forwards	16
Account Value Roll Forwards and Information	17
Account Value Information	18
Interest Rate Spread Information, GLB Expense Assessments, GLB Attributed Fee
and GLB Account Values by Type	19
Defined Contribution:
Income (Loss) from Operations, Operational Data and DAC, VOBA and DSI Roll Forwards	20
Account Value Roll Forwards and Information	21
Account Value Roll Forwards by Product	22
Account Value and Interest Rate Spread Information	23

Insurance Solutions
Life Insurance:
Income (Loss) from Operations, Operational Data and DAC, VOBA and DFEL Roll Forwards	24
Additional Operational Data	25
Account Value Roll Forwards	26
Group Protection:
Income (Loss) from Operations and Operational Data	27

Other Operations	28

Discontinued Operations	28

Consolidated Deposits, Net Flows and Account Balances	29

Consolidated Investment Data	30

12/31/2010
Lincoln Financial Group Analyst Coverage
Fourth Quarter 2010

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Ed Spehar	212-449-4245
Citigroup	Colin Devine	212-816-1682
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Darin Arita	212-250-7321
Dowling and Partners	Sean Rourke	860-676-8600
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
JP Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Macquarie Securities	Mark Finkelstein	312-425-4079
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Sanford C. Bernstein & Co.	Suneet Kamath	212-756-4587
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Andrew Kligerman	212-713-2492
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: (484) 583-1420
Fax: (484) 583-3962

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Report will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor

12/31/2010			ii
NOTES

Definitions and Presentation

"Income (loss) from operations," "operating revenues" and "return on capital" are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and return on stockholders' equity. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

•	We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
	•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
		•	Sale or disposal of securities;
		•	Impairments of securities;
		•	Change in the fair value of derivative investments, embedded derivatives within certain reinsurance arrangements and our trading securities;
		•	Change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as "GDB derivatives results";
		•	Change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the Financial Accounting Standards Board
("FASB") Accounting Standars Codification ("ASC") (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results”; and
		•	Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“indexed annuity forward-starting option”).
	•	Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of
the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");
	•	Income (loss) from the initial adoption of new accounting standards;
	•	Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
	•	Gain (loss) on early extinguishment of debt;
	•	Losses from the impairment of intangible assets; and
	•	Income (loss) from discontinued operations.

Income (loss) from operations available to common stockholders is net income (loss) available to common stockholders (used in the calculation of earnings (loss) per share) in accordance with GAAP, excluding the after-tax effects of the items above and the acceleration of our Series B preferred stock discount as a result of redemption prior to five years from the date of issuance.

	•	Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
		•	Excluded realized gain (loss);
		•	Amortization of deferred front-end loads ("DFEL") arising from changes in GDB and GLB benefit ratio unlocking;
		•	Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and
		•	Revenue adjustments from the initial adoption of new accounting standards.

	•	Return on equity measures how efficiently we generate profits from the resources provided by our net assets. Return on equity is calculated by dividing annualized net income (loss) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI"). Management evaluates return on equity by both including and excluding average goodwill within average equity.

	•	Return on capital measures the effectiveness of our use of total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income (loss) from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders' equity represents the effect of leveraging on our consolidated results.

Income (loss) from operations, operating revenues, return on equity (including and excluding average goodwill within average equity), excluding AOCI, using annualized income (loss) from operations and return on capital are financial measures we use to evaluate and assess our results. Our management and Board of Directors believe that these performance measures explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

	•	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of our current business. These measures include deposits, sales, net flows, first-year premiums, in force and spreads.
	•	Sales as reported consist of the following:
		•	Universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;
		•	Whole life and term - 100% of first year paid premiums;
		•	Linked-benefit - 15% of premium deposits;
		•	Annuities - deposits from new and existing customers;
		•	Group Protection - annualized first year premiums from new policies; and

Our roll forwards of deferred acquisition costs ("DAC") and value of business acquired ("VOBA"), deferred sales inducements ("DSI") and DFEL disclose the net impact of prospective and retrospective unlocking on amortization for these items. This information helps explain a source of volatility in amortization.

iii
• Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits ("EGPs") used to amortize DAC, VOBA, DFEL, DSI and the calculations of embedded derivatives and reserves for annuity and life insurance products with certain guarantees. We may also have prospective unlocking if we experience long-term or significant deviations from expected equity market returns requiring a change to best estimate projections of EGPs and reversion to the mean ("RTM") prospective unlocking of DAC, VOBA, DFEL, DSI and other contract holder funds. These updates to assumptions result in unlocking that represent an increase or decrease to our carrying value of DAC, VOBA, DFEL and DSI based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, retention and rider utilization. In addition, in the third quarter of each year during our annual prospective unlocking review, we may identify and implement actuarial modeling refinements which can result in prospective and retrospective unlocking impacts that impact DAC, VOBA, DSI, DFEL and embedded derivatives and reserves for annuity and life products with living and death benefit guarantee reserves.

• Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period.
To the extent that actual experience differs from previously expected, a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI and Series B preferred stock balances as it is non-convertible (issued and sold to the U.S. Treasury in connection with the Troubled
Asset Relief Program Capital Purchase Program as part of the Emergency Economic Stabilization Act of 2008), by (b) common shares outstanding, assuming conversion of Series A preferred shares. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues. After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Effective April 30, 2010, we amended our non-director deferred compensation plans to allow participants the option to diversify from LNC stock to other investment alternatives and to be settled in shares or cash at the participant’s discretion. As a result of the amendment, we reclassified the cost basis of deferred units of LNC stock from common stock to other liabilities on our Consolidated Balance Sheet. Consequently changes in the value of our stock are recorded in underwriting, acquisition, insurance and other expenses on our Consolidated Statement of Income (Loss). When calculating our weighted-average dilutive shares, we presume the investment option will be settled in cash and exclude the shares from our calculation, unless the effect of assuming it will be settled in shares ("equity classification") would be more dilutive to our diluted EPS. The numerator used in the calculation of our diluted EPS is adjusted down for the removal of the favorable mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.

Throughout the document, "after-DAC" refers to the associated amortization expense of DAC, VOBA, DSI and DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities.

Reclassifications
In addition to the items discussed above, certain amounts reported in prior periods have been reclassed to the presentation adopted in the current period.
These reclassifications had no effect on net income, income from operations or stockholders' equity in the prior period.

12/31/2010								PAGE 1
Financial Highlights
Unaudited (in millions, except per share data)

For the Three Months Ended December 31,					For the Years Ended December 31,
			Change				Change
2010		2009	Amount	%	2010	2009	Amount	%
Income (Loss) from Operations - By Segment
Annuities	$123.2	$119.7	$3.5	2.9%	$484.4	$353.5	$130.9	37.0%
Defined Contribution	32.5	33.3	(0.8)	-2.4%	154.3	133.4	20.9	15.7%
Total Retirement Solutions	155.7	153.0	2.7	1.8%	638.7	486.9	151.8	31.2%
Life Insurance	165.5	157.6	7.9	5.0%	513.3	569.2	(55.9)	-9.8%
Group Protection	18.0	30.1	(12.1)	-40.2%	71.6	123.9	(52.3)	-42.2%
Total Insurance Solutions	183.5	187.7	(4.2)	-2.2%	584.9	693.1	(108.2)	-15.6%
Other Operations	(73.7)	(43.5)	(30.2)	-69.4%	(186.1)	(236.9)	50.8	21.4%
Income (Loss) from Operations (1)	265.5	297.2	(31.7)	-10.7%	1,037.5	943.1	94.4	10.0%
Excluded realized gain (loss), after-tax (2) (3)	(77.8)	(98.3)	20.5	20.9%	(95.1)	(779.8)	684.7	87.8%
Benefit ratio unlocking, after-tax (2) (3)	10.7	7.6	3.1	40.8%	10.4	88.8	(78.4)	-88.3%
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax (3)	0.3	0.5	(0.2)	-40%	1.7	1.7	-	0.0%
Gain (loss) on early extinguishment of debt, after-tax (3)	(3.1)	-	(3.1)	NM	(3.1)	41.8	(44.9)	NM
Impairment of intangibles, after-tax (3)	-	(108.8)	108.8	100.0%	-	(710.3)	710.3	100.0%
Income (loss) from discontinued operations, after-tax (4)	-	4.1	(4.1)	-100.0%	28.9	(70.0)	98.9	141.3%
Net Income (Loss)	195.6	102.3	93.3	91.2%	980.3	(484.7)	1,465.0	NM
Preferred stock dividends and accretion of discount	-	(18.2)	18.2	100.0%	(36.7)	(34.5)	(2.2)	-6.4%
Write-off of unamortized discount on preferred stock at liquidation	-	-	-	NM	(130.6)	-	(130.6)	NM
Adjustment for deferred units of LNC stock in our non-director deferred compensation plans (5)	-	-	-	NM	(1.3)	-	(1.3)	NM
Minority interest adjustment (6)	-	-	-	NM	-	(0.1)	0.1	100.0%
Net Income (Loss) Available to Common Stockholders - Diluted	$195.6	$84.1	$111.5	132.6%	$811.7	$(519.3)	$1,331.0	256.3%

Earnings Per Common Share - Diluted
Income (loss) from operations (1) (7)	$0.82	$0.90	$(0.08)	-8.9%	$3.13	$3.18	$(0.05)	-1.6%
Excluded realized gain (loss), after-tax (2) (3) (7)	(0.24)	(0.31)	0.07	22.6%	(0.31)	(2.78)	2.48	89.2%
Benefit ratio unlocking, after-tax (2) (3) (7)	0.03	0.02	0.01	50.0%	0.03	0.32	(0.28)	-87.5%
Income from reserve changes (net of related amortization) on business sold through reinsurance, after-tax (3) (6)	-	-	-	NM	0.01	0.01	-	-
Gain (loss) on early extinguishment of debt, after-tax (3) (7)	(0.01)	-	(0.01)	NM	(0.01)	0.15	(0.16)	NM
Impairment of intangibles, after-tax (3) (7)	-	(0.35)	0.35	100.0%	-	(2.54)	2.54	100.0%
Write-off of unamortized discount on preferred stock at liquidation (7)	-	-	-	NM	(0.41)	-	(0.41)	NM
Income (loss) from discontinued operations, after-tax (4) (7)	-	0.01	(0.01)	-100.0%	0.09	(0.25)	0.34	136.3%
Adjustment attributable to using different average diluted shares for income from operations as compared to net income (7)	-	-	-	NM	-	0.06	(0.06)	-100.0%
Net Income (Loss)	$0.60	$0.27	$0.33	122.2%	$2.54	$(1.85)	$4.39	237.3%

Operating Revenues - By Segment
Annuities	$719.9	$628.9	$91.0	14.5%	$2,654.7	$2,301.3	$353.4	15.4%
Defined Contribution	257.3	243.7	13.6	5.6%	987.7	926.3	61.4	6.6%
Total Retirement Solutions	977.2	872.6	104.6	12.0%	3,642.4	3,227.6	414.8	12.9%
Life Insurance	1,217.4	1,126.3	91.1	8.1%	4,589.6	4,295.3	294.3	6.9%
Group Protection	464.3	433.6	30.7	7.1%	1,831.1	1,712.5	118.6	6.9%
Total Insurance Solutions	1,681.7	1,559.9	121.8	7.8%	6,420.7	6,007.8	412.9	6.9%
Other Operations	121.6	125.9	(4.3)	-3.4%	487.2	464.9	22.3	4.8%
Total Operating Revenues	2,780.5	2,558.4	222.1	8.7%	10,550.3	9,700.3	850.0	8.8%
Excluded realized gain (loss), pre-tax (2)	(119.8)	(156.6)	36.8	23.5%	(146.3)	(1,199.9)	1,053.6	87.8%
Amortization income of DFEL associated with benefit ratio unlocking, pre-tax	0.5	-	0.5	NM	(0.1)	(4.2)	4.1	97.6%
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.6	0.6	-	-	2.6	2.6	-	0.0%
Total Revenues	$2,661.8	$2,402.4	$259.4	10.8%	$10,406.5	$8,498.8	$1,907.7	22.4%

(1)	Income from operations includes restructuring charges. See page 5 for detail.
(2)	See page 6 for detail.
(3)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(4)	Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 28 for details.
(5)	The numerator used in the calculation of our diluted EPS is adjusted down for the removal of the favorable mark-to-market adjustment for deferred units of
LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.
(6)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(7)	In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive. This same concept applies to our income from operations as well.

12/31/2010								PAGE 2
Financial Highlights (Continued)
Unaudited (billions of dollars)

	For the Three Months Ended December 31,				For the Years Ended December 31,
			Change				Change
	2010	2009	Amount	%	2010	2009	Amount	%
Retirement Solutions - Annuities
Gross deposits	$2.590	$2.461	$0.129	5.2%	$10.667	$10.362	$0.305	2.9%
Net flows	0.543	0.818	(0.275)	-33.6%	3.555	3.893	(0.338)	-8.7%
Account values (gross)	85.810	75.308	10.502	13.9%	85.810	75.308	10.502	13.9%
Account values (net of reinsurance)	84.848	74.281	10.567	14.2%	84.848	74.281	10.567	14.2%

Retirement Solutions - Defined Contribution
Gross deposits (1)	$1.358	$1.158	$0.200	17.3%	$5.301	$4.952	$0.349	7.0%
Net flows	(0.304)	(0.062)	(0.242)	NM	(0.291)	0.995	(1.286)	NM
Account values - annuities	26.706	25.199	1.507	6.0%	26.706	25.199	1.507	6.0%
Alliance and Smart Future mutual funds	12.118	10.103	2.015	19.9%	12.118	10.103	2.015	19.9%
Total annuities and mutual fund account values	38.824	35.302	3.522	10.0%	38.824	35.302	3.522	10.0%

Insurance Solutions - Life Insurance
Sales (in millions)	$205.8	$194.8	$11.0	5.6%	$636.6	$609.9	$26.7	4.4%
Life insurance in force	562.991	540.605	22.386	4.1%	562.991	540.605	22.386	4.1%
Gross deposits	1.564	1.300	0.264	20.3%	4.934	4.451	0.483	10.9%
Net flows	1.080	0.761	0.319	41.9%	3.057	2.419	0.638	26.4%
Account values (net of reinsurance)	33.585	31.742	1.843	5.8%	33.585	31.742	1.843	5.8%

Insurance Solutions - Group Protection
Annualized sales (in millions)	$156.0	$166.8	$(10.8)	-6.5%	$352.7	$360.4	$(7.7)	-2.1%
Loss ratio (2)	75.5%	69.3%	NM	NM	76.2%	69.1%	NM	NM

Consolidated
Total deposits	$5.512	$4.919	$0.593	12.1%	$20.902	$19.765	$1.137	5.8%
Total account balances	157.257	141.325	15.932	11.3%	157.257	141.325	15.932	11.3%
Total net flows	1.319	1.517	(0.198)	-13.1%	6.321	7.307	(0.986)	-13.5%

(1)	Includes deposits for mutual funds. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.
(2)	Represents combined loss ratio for life, disability and dental businesses.

12/31/2010								PAGE 3
Financial Highlights (Continued)
Unaudited (millions of dollars)

	For the Three Months Ended December 31,				For the Years Ended December 31,
			Change				Change
	2010	2009	Amount	%	2010	2009	Amount	%

Balance Sheet Assets - End-of-Period	$193,823.7	$177,433.3	$16,390.4	9.2%	$193,823.7	$177,433.3	$16,390.4	9.2%

Stockholders' Equity
Beginning-of-period, including AOCI	$13,557.5	$11,655.5	$1,902.0	16.3%	$11,700.2	$7,976.8	$3,723.4	46.7%
End-of-period, including AOCI	12,805.8	11,700.2	1,105.6	9.4%	12,805.8	11,700.2	1,105.6	9.4%
End-of-period, excluding AOCI	12,058.1	11,961.6	96.5	0.8%	12,058.1	11,961.6	96.5	0.8%
Average equity, excluding AOCI	11,977.1	11,918.8	58.3	0.5%	11,917.9	11,082.0	835.9	7.5%

Return on Equity, Excluding AOCI
Income (loss) from operations with average equity:
Including goodwill	8.9%	10.0%			8.7%	8.5%
Excluding goodwill	11.9%	13.4%			11.7%	11.9%

Return on Capital
Income (loss) from operations/average capital	7.0%	7.9%			6.9%	6.7%

Common Shares Outstanding
Average for the period - basic	316.4	301.9	14.5	4.8%	310.0	280.0	30.0	10.7%
Average for the period - diluted	323.4	311.6	11.8	3.8%	319.2	285.6	33.6	11.8%
End-of-period - assuming conversion of preferreds (1)	315.9	302.4	13.5	4.5%	315.9	302.4	13.5	4.5%
End-of-period - diluted	324.0	311.8	12.2	3.9%	324.0	311.8	12.2	3.9%

Book value per common share, including AOCI (2)	$40.54	$36.02	$4.52	12.5%	$40.54	$36.02	$4.52	12.5%
Book value per common share, excluding AOCI (2)	38.17	36.89	1.28	3.5%	38.17	36.89	1.28	3.5%

Cash Returned to Common Stockholders
Warrant repurchase - dollar amount	$-	$-	$-	NM	$48.13	$-	$48.13	NM
Share repurchase - dollar amount	25.00	-	25.00	NM	25.00	-	25.00	NM
Common dividends declared	15.80	3.00	12.80	NM	25.20	11.60	13.60	117.2%
Total Cash Returned to Common Stockholders	$40.80	$3.00	$37.80	NM	$98.33	$11.60	$86.73	NM

Stock issuance - number of shares	-	-	-	NM	14.14	46.00	(31.86)	-69.3%
Share repurchase - number of shares	1.05	-	1.05	NM	1.05	-	1.05	NM
Dividend declared on common stock - per share	$0.050	$0.010	$0.040	NM	$0.080	$0.040	$0.040	100.0%
Dividend payout ratio	8.3%	3.7%			3.1%	-2.2%
Annualized yield (3)	0.7%	0.2%			0.3%	0.2%

Comprehensive Income (Loss)
Net income (loss)	$195.6	$102.3	$93.3	91.2%	$980.3	$(484.7)	$1,465.0	NM
Net unrealized gain (loss) on available-for-sale securities	(988.3)	(77.5)	(910.8)	NM	1,022.4	2,703.9	(1,681.5)	-62.2%
Unrealized other-than-temporary impairment on available-for-sale securities	2.8	6.7	(3.9)	-58.2%	(13.8)	(115.1)	101.3	88.0%
Net unrealized gain (loss) on derivative instruments	46.0	0.7	45.3	NM	(25.9)	(115.7)	89.8	77.6%
Foreign currency translation adjustment	(1.8)	(65.3)	63.5	97.2%	(2.3)	(3.3)	1.0	30.3%
Funded status of employee benefit plans	27.5	94.4	(66.9)	-70.9%	28.7	72.2	(43.5)	-60.2%
Comprehensive Income (Loss)	$(718.2)	$61.3	$(779.5)	NM	$1,989.4	$2,057.3	$(67.9)	-3.3%

	As of December 31,
			Change
	2010	2009	Amount	%
Leverage Ratio
Short-term debt	$351.4	$349.9	$1.5	0.4%
Long-term debt	5,399.0	5,050.4	348.6	6.9%
Total debt	5,750.4	5,400.3	350.1	6.5%
Add:
Series B preferred stock liquidation value	-	950.0	(950.0)	-100.0%
Less:
Senior notes (4)	872.2	373.2	499.0	133.7%
75% of capital securities	1,114.1	1,113.8	0.2	0.0%
Carrying value of fair value hedge	55.3	53.9	1.5	2.7%
Total numerator	$3,708.8	$4,809.4	$(1,100.6)	-22.9%

Stockholders' equity, excluding AOCI	$12,058.1	$11,961.6	$96.5	0.8%
Total debt	5,750.4	5,400.3	350.1	6.5%
Total denominator	$17,808.5	$17,361.9	$446.6	2.6%
Leverage Ratio	20.8%	27.7%

	Ratings as of February 2, 2011
				Standard &
	A.M. Best	Fitch	Moody's	Poor's

Senior Debt Ratings	a-	BBB+	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	A+	A2	AA-
First Penn-Pacific Life Insurance Company	A+	A+	A2	A
Lincoln Life & Annuity Company of New York	A+	A+	A2	AA-

(1)	The holders of our Series B preferred stock have no right to exchange or convert such shares into any other securities, therefore these shares have not been converted in this calculation.
(2)	These computations exclude Series B preferred stock balances as it is non-convertible.
(3)	Indicated dividend divided by the closing price.
(4)
Excludes the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing AG38 and XXX statutory reserves associated with secondary guarantee

UL and term policies.

12/31/2010									PAGE 4
Consolidated Operating Expense Detail
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change

Commissions	$421.2	$379.7	$390.0	$408.3	$437.1	3.8%	$1,543.3	$1,615.1	4.7%

General and Administrative Expenses
General and administrative expenses	350.2	307.0	330.1	336.2	440.0	25.6%	1,280.3	1,413.3	10.4%
Expenses associated with reserve financing and unrelated letters of credit ("LOCs")	1.5	3.8	8.1	12.4	9.7	NM	6.4	34.0	NM
Merger-related expenses	2.8	2.3	2.2	2.4	1.9	-32.1%	16.4	8.8	-46.3%
Total General and Administrative Expenses, Excluding Broker-Dealer	354.5	313.1	340.4	351.0	451.6	27.4%	1,303.1	1,456.1	11.7%
Communications expenses	12.9	13.8	14.5	14.9	16.0	24.0%	52.5	59.2	12.8%
Restructuring charges (recoveries) for expense initiatives	0.3	-	-	-	(1.2)	NM	34.6	(1.2)	NM
Taxes, licenses and fees	24.3	57.5	41.7	47.8	53.3	119.3%	170.1	200.3	17.8%
Interest and debt expense	68.1	68.1	69.0	74.5	74.3	9.1%	261.7	285.9	9.2%
Total Commissions and Expenses Incurred	881.3	832.2	855.6	896.5	1,031.1	17.0%	3,365.3	3,615.4	7.4%
Less: Commissions and Expenses Capitalized	(460.0)	(385.1)	(401.2)	(412.1)	(468.3)	-1.8%	(1,651.4)	(1,666.7)	-0.9%
Total Expenses Incurred, Excluding Amortization and Broker-Dealer Expenses	421.3	447.1	454.4	484.4	562.8	33.6%	1,713.9	1,948.7	13.7%
Amortization
Amortization of DAC and VOBA, net of interest	260.9	258.1	296.9	194.3	332.5	27.4%	1,041.7	1,081.8	3.8%
Amortization of intangibles	1.0	1.0	1.1	1.0	1.1	10.0%	4.2	4.2	0.0%
Total Amortization	261.9	259.1	298.0	195.3	333.6	27.4%	1,045.9	1,086.0	3.8%

Broker-Dealer Commissions and Other Expenses	81.1	73.6	77.3	77.6	87.2	7.5%	288.0	315.7	9.6%

Total	$764.3	$779.8	$829.7	$757.3	$983.6	28.7%	$3,047.8	$3,350.4	9.9%

Merger-Related Expenses (1)
Severance and employee-related charges	$0.5	$0.2	$0.3	$0.3	$0.3	-40.0%	$2.1	$1.1	-47.6%
Systems integration and related expenses	1.4	2.0	1.7	2.0	1.5	7.1%	10.6	7.2	-32.1%
Other expenses	0.9	0.1	0.2	0.1	0.1	-88.9%	3.8	0.5	-86.8%
Total Merger-Related Expenses	$2.8	$2.3	$2.2	$2.4	$1.9	-32.1%	$16.5	$8.8	-46.7%

(1)	Represents merger-related expenses included in general and administrative expenses and restructuring charges.

12/31/2010									PAGE 5
Selected Financial Results Summary
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Operating Revenues
Annuities	$628.9	$629.9	$644.6	$660.3	$719.9	14.5%	$2,301.3	$2,654.7	15.4%
Defined Contribution	243.7	240.5	245.3	244.6	257.3	5.6%	926.3	987.7	6.6%
Total Retirement Solutions	872.6	870.4	889.9	904.9	977.2	12.0%	3,227.6	3,642.4	12.9%
Life Insurance	1,126.3	1,128.3	1,136.0	1,107.9	1,217.4	8.1%	4,295.3	4,589.6	6.9%
Group Protection	433.6	445.2	470.1	451.5	464.3	7.1%	1,712.5	1,831.1	6.9%
Total Insurance Solutions	1,559.9	1,573.5	1,606.1	1,559.4	1,681.7	7.8%	6,007.8	6,420.7	6.9%
Other Operations	125.9	123.4	120.6	121.6	121.6	-3.4%	464.9	487.2	4.8%
Total Operating Revenues	2,558.4	2,567.3	2,616.6	2,585.9	2,780.5	8.7%	9,700.3	10,550.3	8.8%
Excluded realized gain (loss), pre-tax (1)	(156.6)	(40.9)	(11.1)	25.5	(119.8)	23.5%	(1,199.9)	(146.3)	87.8%
Amortization of DFEL associated with benefit ratio unlocking, pre-tax	-	0.3	(1.6)	0.7	0.5	NM	(4.2)	(0.1)	97.6%
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.6	0.7	0.6	0.7	0.6	0.0%	2.6	2.6	0.0%
Total Revenues	$2,402.4	$2,527.4	$2,604.5	$2,612.8	$2,661.8	10.8%	$8,498.8	$10,406.5	22.4%
Income (Loss) from Operations
Annuities	$119.7	$118.7	$116.4	$126.1	$123.2	2.9%	$353.5	$484.4	37.0%
Defined Contribution	33.3	35.9	36.0	49.9	32.5	-2.4%	133.4	154.3	15.7%
Total Retirement Solutions	153.0	154.6	152.4	176.0	155.7	1.8%	486.9	638.7	31.2%
Life Insurance	157.6	136.7	151.2	59.9	165.5	5.0%	569.2	513.3	-9.8%
Group Protection	30.1	21.4	22.7	9.5	18.0	-40.2%	123.9	71.6	-42.2%
Total Insurance Solutions	187.7	158.1	173.9	69.4	183.5	-2.2%	693.1	584.9	-15.6%
Other Operations	(43.5)	(36.6)	(36.1)	(39.7)	(73.7)	-69.4%	(236.9)	(186.1)	21.4%
Income (Loss) from Operations	297.2	276.1	290.2	205.7	265.5	-10.7%	943.1	1,037.5	10.0%
Excluded realized gain (loss), after-tax (1) (2)	(98.3)	(26.5)	(7.3)	16.5	(77.8)	20.9%	(779.8)	(95.1)	87.8%
Benefit ratio unlocking, after-tax (1) (2)	7.6	5.5	(30.9)	25.1	10.7	40.8%	88.8	10.4	-88.3%
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax (2)	0.5	0.4	0.5	0.5	0.3	-40.0%	1.7	1.7	0.0%
Gain (loss) on early extinguishment of debt, after-tax (2)	-	-	-	-	(3.1)	NM	41.8	(3.1)	NM
Impairment of intangibles, after-tax (2)	(108.8)	-	-	-	-	100.0%	(710.3)	-	100.0%
Income (loss) from discontinued operations, after-tax (3)	4.1	27.9	2.7	(1.7)	-	-100.0%	(70.0)	28.9	141.3%
Net Income (Loss)	102.3	283.4	255.2	246.1	195.6	91.2%	(484.7)	980.3	NM
Preferred stock dividends and accretion of discount	(18.2)	(18.4)	(18.3)	-	-	100.0%	(34.5)	(36.7)	-6.4%
Write-off of unamortized discount on preferred stock at redemption	-	-	(130.6)	-	-	NM	-	(130.6)	NM
Adjustment for deferred units of LNC stock in our non-director deferred compensation plans (4)	-	-	(1.9)	(1.0)	-	NM	-	(1.3)	NM
Minority interest adjustment (5)	-	-	-	-	-	NM	(0.1)	-	100.0%
Net Income (Loss) Available to Common Stockholders - Diluted	$84.1	$265.0	$104.4	$245.1	$195.6	132.6%	$(519.3)	$811.7	256.3%

Stockholders' Equity
Beginning-of-period, including AOCI	$11,655.5	$11,700.2	$12,368.5	$12,637.3	$13,557.5		$7,976.8	$11,700.2
End-of-period, including AOCI	11,700.2	12,368.5	12,637.3	13,557.5	12,805.8		11,700.2	12,805.8
End-of-period, excluding AOCI	11,961.6	12,066.3	11,699.4	11,896.0	12,058.1		11,961.6	12,058.1

Average Stockholders' Equity
Average equity, including average AOCI	$11,677.8	$12,034.3	$12,502.9	$13,097.4	$13,181.7		$9,473.1	$12,704.1
Average AOCI	(241.0)	20.4	620.0	1,299.7	1,204.6		(1,608.9)	786.2
Average equity, excluding AOCI	11,918.8	12,013.9	11,882.9	11,797.7	11,977.1		11,082.0	11,917.9
Average goodwill	3,054.9	3,013.5	3,013.5	3,016.5	3,019.4		3,161.0	3,015.7
Average equity, excluding AOCI and goodwill	$8,863.9	$9,000.4	$8,869.4	$8,781.2	$8,957.7		$7,921.0	$8,902.2

Restructuring Charges (Recoveries), After-Tax	$0.2	$-	$-	$-	$(0.8)		$22.5	$(0.8)

Common Shares Outstanding
Average for the period - basic	301.9	302.2	304.5	316.7	316.4		280.0	310.0
Average for the period - diluted	311.6	312.1	314.6	325.7	323.4		285.6	319.2
End-of-period - diluted	311.8	313.0	325.9	324.3	324.0		311.8	324.0

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations (6)	$0.90	$0.83	$0.86	$0.63	$0.82		$3.18	$3.13
Net income (loss) (6)	0.27	0.85	0.33	0.75	0.60		(1.85)	2.54
Restructuring charges	(0.00)	-	-	-	0.00		0.08	0.00

Stockholders' Equity Per Common Share
Stockholders' equity, including AOCI (7)	$36.02	$38.19	$39.89	$42.78	$40.54		$36.02	$40.54
Stockholders' equity, excluding AOCI (7)	36.89	37.19	36.93	37.54	38.17		36.89	38.17
Dividends declared (common stock)	0.010	0.010	0.010	0.010	0.050		0.040	0.080

Return on Equity, Excluding AOCI
Net income (loss) with average equity including goodwill	3.4%	9.4%	8.6%	8.3%	6.5%		-4.4%	8.2%
Income (loss) from operations with average equity including goodwill	10.0%	9.2%	9.8%	7.0%	8.9%		8.5%	8.7%
Income (loss) from operations with average equity excluding goodwill	13.4%	12.3%	13.1%	9.4%	11.9%		11.9%	11.7%

Market Value of Common Shares
Highest price	$28.10	$30.74	$33.55	$26.83	$29.12		$28.10	$33.55
Lowest price	21.99	22.52	23.86	20.65	23.17		4.90	20.65
Closing price	24.88	30.70	24.29	23.92	27.81		24.88	27.81

(1)	See page 6 for detail.
(2)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(3)	Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 28 for details.
(4)	The numerator used in the calculation of our diluted EPS is adjusted down for the removal of the favorable mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.
(5)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(6)	In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive. This same concept applies to our income from operations as well.
(7)	These computations exclude Series B preferred stock balances as it is non-convertible.

12/31/2010									PAGE 6
Details Underlying Realized Gain (Loss), After-DAC and Benefit Ratio Unlocking
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Components of Operating Realized Gain (Loss)
Indexed annuity net derivatives results (1)	$-	$0.4	$(0.7)	$0.7	$0.8	NM	$0.3	$1.2	300.0%
GLB (2)	15.9	15.0	16.3	17.5	19.2	20.8%	53.9	68.0	26.2%
Total operating realized gain (loss), pre-tax	15.9	15.4	15.6	18.2	20.0	25.8%	54.2	69.2	27.7%
Federal income tax expense (benefit) (3)	5.6	5.3	5.6	6.3	7.0	25.0%	18.9	24.2	28.0%
Total operating realized gain (loss), after-tax	$10.3	$10.1	$10.0	$11.9	$13.0	26.2%	$35.3	$45.0	27.5%

Components of Excluded Realized Gain (Loss)
Realized gain (loss) related to certain investments (4)	$(126.6)	$(55.0)	$(5.1)	$(26.1)	$(94.2)	25.6%	$(538.0)	$(180.4)	66.5%
Gain (loss) on certain derivative instruments, including those associated with our consolidated VIEs, and trading securities (5)	(14.0)	12.6	(45.8)	105.6	2.5	117.9%	36.2	74.9	106.9%
GLB net derivatives results (6)	2.8	11.9	10.8	(7.7)	(21.5)	NM	(501.2)	(6.5)	98.7%
GDB derivatives results (7)	(21.7)	(13.0)	25.7	(45.8)	(19.4)	10.6%	(200.9)	(52.5)	73.9%
Indexed annuity forward-starting option (8)	2.9	2.6	3.3	(0.5)	12.8	NM	3.0	18.2	NM
Gain (loss) on sale of subsidiaries/businesses	-	-	-	-	-	NM	1.0	-	-100.0%
Total excluded realized gain (loss), pre-tax	(156.6)	(40.9)	(11.1)	25.5	(119.8)	23.5%	(1,199.9)	(146.3)	87.8%
Federal income tax expense (benefit) (3)	(58.3)	(14.4)	(3.8)	9.0	(42.0)	28.0%	(420.1)	(51.2)	87.8%
Total excluded realized gain (loss), after-tax	$(98.3)	$(26.5)	$(7.3)	$16.5	$(77.8)	20.9%	$(779.8)	$(95.1)	87.8%
Total Realized Gain (Loss), After-Tax	$(88.0)	$(16.4)	$2.7	$28.4	$(64.8)	26.4%	$(744.5)	$(50.1)	93.3%

Components of GLB Net Derivatives Results
Net valuation premium, net of reinsurance	$34.8	$25.8	$27.7	$29.8	$32.7	-6.0%	$115.6	$116.0	0.3%
Change in reserves hedged:
Unlocking	(240.8)	-	-	14.7	36.3	115.1%	(266.5)	51.0	119.1%
Other	644.6	190.0	(1,402.0)	218.3	1,196.4	85.6%	3,064.4	202.7	-93.4%
Change in market value of derivative assets	(548.9)	(198.0)	1,248.5	(214.3)	(1,198.5)	NM	(2,934.2)	(362.3)	87.7%
Hedge program effectiveness (ineffectiveness)	(145.1)	(8.0)	(153.5)	18.7	34.2	123.6%	(136.3)	(108.6)	20.3%
Change in reserves not hedged (NPR component)	54.1	(0.9)	151.0	(40.7)	(95.1)	NM	(546.3)	14.3	102.6%
Change in derivative assets not hedged (NPR component)	4.7	(1.0)	(8.1)	3.8	0.1	-97.9%	14.8	(5.2)	NM
Associated amortization expense of DAC, VOBA, DSI and DFEL:
Unlocking	43.5	4.7	5.2	(21.9)	(10.4)	NM	(176.1)	(22.4)	87.3%
Other amortization	10.8	(8.7)	(11.5)	2.6	17.0	57.4%	227.1	(0.6)	NM
GLB net derivatives results, pre-tax	$2.8	$11.9	$10.8	$(7.7)	$(21.5)	NM	$(501.2)	$(6.5)	98.7%

Components of Benefit Ratio Unlocking (3)
GLB benefit ratio unlocking, after-tax	$1.1	$0.6	$(3.0)	$2.8	$1.2	9.1%	$7.8	$1.6	-79.5%
GDB benefit ratio unlocking, after-tax	6.5	4.9	(27.9)	22.3	9.5	46.2%	81.0	8.8	-89.1%
Total benefit ratio unlocking, after-tax	$7.6	$5.5	$(30.9)	$25.1	$10.7	40.8%	$88.8	$10.4	-88.3%

GDB Benefit Ratio Unlocking, Net of Derivative Results (3)
GDB benefit ratio unlocking, after-tax	$6.5	$4.9	$(27.9)	$22.3	$9.5	46.2%	$81.0	$8.8	-89.1%
GDB derivatives results, after-tax	(10.5)	(8.4)	16.6	(29.7)	(12.6)	-20.0%	(130.6)	(34.1)	73.9%
GDB benefit ratio unlocking, net of derivative results, after-tax	$(4.0)	$(3.5)	$(11.3)	$(7.4)	$(3.1)	22.5%	$(49.6)	$(25.3)	49.0%

(1)	Represents the net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products. The change in the fair value of the liability for the embedded derivative represents the amount that is credited to the indexed annuity contract.
(2)	Represents the "risk/profit margin" portion of the attributed GLB rider fees. We have certain GLB variable annuity riders with GWB and GIB features that are embedded derivatives. We attribute to the embedded derivative the portion of total fees collected from the contract holder that relates to the GLB riders
(the “attributed fees”). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract (the “net valuation premium”) plus a margin that a theoretical market participant would include for risk/profit (the “risk/profit margin”). We include the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). For our Retirement Solutions – Annuities and Retirement Solutions – Defined Contribution
segments, the total fees collected from the contract holders in excess of the GLB attributed fees are reported in insurance fees.
(3)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(4)	See page 30 for detail.
(5)	Represents changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with consolidated
VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.
(6)	Represents the net valuation premium, the change in the fair value of the embedded derivative liabilities of our GLB products, the change in the fair value of the derivative instruments we own to hedge the embedded derivative, the cost of purchasing the derivative instruments, and the associated changes to DAC, VOBA,
DSI, and DFEL.
(7)	Represents the change in the fair value of the derivatives we own to hedge the change in the GDB riders.
(8)	Represents changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

12/31/2010									PAGE 7
Consolidated Statements of Income (Loss)
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Revenues
Insurance premiums	$523.8	$531.8	$551.4	$537.7	$555.4	6.0%	$2,064.2	$2,176.3	5.4%
Surrender charges	40.6	42.7	34.5	32.1	30.6	-24.6%	152.4	139.9	-8.2%
Mortality assessments	317.8	317.9	325.3	319.9	324.4	2.1%	1,299.0	1,287.5	-0.9%
Expense assessments	406.9	427.5	433.4	417.5	528.1	29.8%	1,471.0	1,806.5	22.8%
Net investment income	1,122.3	1,106.1	1,119.8	1,132.3	1,182.7	5.4%	4,177.5	4,540.9	8.7%
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(88.6)	(75.9)	(11.6)	(98.5)	(53.7)	39.4%	(666.9)	(239.7)	64.1%
Portion of loss recognized in other comprehensive income	15.4	23.5	-	53.0	11.6	-24.7%	274.8	88.1	-67.9%
Net other-than-temporary impairment losses on
securities recognized in earnings	(73.2)	(52.4)	(11.6)	(45.5)	(42.1)	42.5%	(392.1)	(151.6)	61.3%
Realized gain (loss), excluding other-than-temporary
impairment losses on securities	(67.5)	26.9	16.1	89.2	(57.7)	-47.9%	(753.6)	74.5	109.9%
Total realized gain (loss) (1)	(140.7)	(25.5)	4.5	43.7	(99.8)	29.1%	(1,145.7)	(77.1)	93.3%
Amortization of deferred gains on business sold
through reinsurance	20.3	18.9	18.6	18.8	18.8	-7.4%	76.0	75.1	-1.2%
Other revenues and fees	111.4	108.0	117.0	110.8	121.7	9.2%	404.4	457.5	13.1%
Total Revenues	2,402.4	2,527.4	2,604.5	2,612.8	2,661.9	10.8%	8,498.8	10,406.6	22.4%
Benefits and Expenses
Interest credited	614.9	617.7	613.0	621.8	632.0	2.8%	2,462.9	2,484.5	0.9%
Benefits	763.9	779.2	839.2	925.0	787.1	3.0%	2,835.8	3,330.5	17.4%
Underwriting, acquisition, insurance and other expenses	694.6	713.7	753.1	688.5	911.4	31.2%	2,794.0	3,066.7	9.8%
Interest and debt expense	68.1	68.1	69.0	74.5	79.1	16.2%	197.4	290.7	47.3%
Impairment of intangibles	127.8	-	-	-	-	-100.0%	729.5	-	-100.0%
Total Benefits and Expenses	2,269.3	2,178.7	2,274.3	2,309.8	2,409.6	6.2%	9,019.6	9,172.4	1.7%
Income (loss) from continuing operations before taxes	133.1	348.7	330.2	303.0	252.3	89.6%	(520.8)	1,234.2	NM
Federal income tax expense (benefit)	34.9	93.2	77.7	55.2	56.7	62.5%	(106.1)	282.8	NM
Income (Loss) from Continuing Operations	98.2	255.5	252.5	247.8	195.6	99.2%	(414.7)	951.4	NM
Income (loss) from discontinued operations, net of federal income taxes (2)	4.1	27.9	2.7	(1.7)	-	-100.0%	(70.0)	28.9	141.3%
Net Income (Loss)	102.3	283.4	255.2	246.1	195.6	91.2%	(484.7)	980.3	NM
Preferred stock dividends and accretion of discount	(18.2)	(18.4)	(18.3)	-	-	100.0%	(34.5)	(36.7)	-6.4%
Write-off of unamortized discount on preferred stock at liquidation	-	-	(130.6)	-	-	NM	-	(130.6)	NM
Adjustment for deferred units of LNC stock in our non-director deferred compensation plans (3)	-	-	(1.9)	(1.0)	-	NM	-	(1.3)	NM
Minority interest adjustment (4)	-	-	-	-	-	NM	(0.1)	-	100.0%
Net Income (Loss) Available to Common Stockholders - Diluted	$84.1	$265.0	$104.4	$245.1	$195.6	132.6%	$(519.3)	$811.7	NM

Earnings (Loss) Per Common Share (Diluted) (5)
Income (loss) from continuing operations	$0.26	$0.76	$0.32	$0.76	$0.60	133.5%	$(1.60)	$2.45	253.1%
Income (loss) from discontinued operations, net of federal income taxes (2)	0.01	0.09	0.01	(0.01)	-	-100.0%	(0.25)	0.09	136.4%
Net Income (Loss)	$0.27	$0.85	$0.33	$0.75	$0.60	122.2%	$(1.85)	$2.54	237.3%

(1)	See page 6 for detail.
(2)	Contains discontinued operations and the loss on disposition. See Discontinued Operations on page 28 for additional details.
(3)	The numerator used in the calculation of our diluted EPS is adjusted down for the removal of the favorable mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.
(4)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(5)	In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive.

12/31/2010							PAGE 8
Consolidated Roll Forwards of DAC, VOBA, DSI and DFEL
Unaudited (in millions)

	For the Three Months Ended					For the Years Ended
	Dec.	March	June	Sept.	Dec.	Dec.	Dec.
DAC and VOBA	2009	2010	2010	2010	2010	2009	2010
Balance as of beginning-of-period	$9,182.3	$9,509.6	$9,195.1	$8,534.5	$7,918.5	$11,403.3	$9,509.6
Business sold through reinsurance	-	-	-	-	-	(292.9)	-
Deferrals	460.0	385.1	401.2	412.1	468.3	1,651.4	1,666.7
Amortization, net of interest:
Unlocking	12.7	43.3	21.7	62.8	(9.7)	(60.3)	118.1
Amortization, net of interest, excluding unlocking	(273.6)	(301.4)	(318.6)	(257.1)	(322.8)	(981.4)	(1,199.9)
Deferrals, net of amortization included in operating
underwriting, acquisition, insurance and other expenses	199.1	127.0	104.3	217.8	135.8	609.7	584.9
Amortization, net of interest, associated with benefit
ratio unlocking	(1.1)	(1.8)	7.7	(5.8)	(2.2)	(10.7)	(2.1)
Adjustment related to realized (gains) losses	82.1	(8.6)	(26.6)	4.8	(27.1)	190.7	(57.5)
Adjustment related to unrealized (gains) losses	47.2	(431.1)	(746.0)	(832.8)	905.3	(2,390.5)	(1,104.6)
Balance as of End-of-Period	$9,509.6	$9,195.1	$8,534.5	$7,918.5	$8,930.3	$9,509.6	$8,930.3

DSI
Balance as of beginning-of-period	$305.0	$323.3	$299.4	$288.6	$268.7	$262.7	$323.3
Deferrals	21.1	19.5	17.7	16.2	12.1	76.3	65.5
Amortization, net of interest:
Unlocking	2.5	2.1	2.2	3.5	(3.8)	4.3	4.0
Amortization, net of interest, excluding unlocking	(6.3)	(15.0)	(14.2)	(13.9)	(14.4)	(31.3)	(57.5)
Deferrals, net of amortization included in operating
insurance benefits or interest credited	17.3	6.6	5.7	5.8	(6.1)	49.3	12.0
Amortization, net of interest, associated with benefit
ratio unlocking	(0.1)	(0.2)	1.0	(0.9)	(0.3)	(0.5)	(0.4)
Adjustment related to realized (gains) losses	2.0	(1.9)	(2.6)	(3.9)	(0.3)	12.8	(8.7)
Adjustment related to unrealized (gains) losses	(0.9)	(28.4)	(14.9)	(20.9)	23.6	(1.0)	(40.6)
Balance as of End-of-Period	$323.3	$299.4	$288.6	$268.7	$285.6	$323.3	$285.6

DFEL
Balance as of beginning-of-period	$1,220.3	$1,337.6	$1,345.3	$1,307.8	$1,301.7	$1,019.4	$1,337.6
Business sold through reinsurance	-	-	-	-	-	(11.0)	-
Deferrals	151.6	135.2	134.1	141.4	135.6	495.6	546.3
Amortization, net of interest:
Unlocking	(2.0)	(7.0)	(7.8)	9.8	(19.3)	(38.5)	(24.3)
Amortization, net of interest, excluding unlocking	(34.4)	(44.0)	(47.5)	(35.2)	(46.3)	(132.1)	(173.0)
Deferrals, net of amortization included in operating
expense assessments	115.2	84.2	78.8	116.0	70.0	325.0	349.0
Amortization, net of interest, associated with benefit
ratio unlocking	-	(0.3)	1.6	(0.7)	(0.5)	4.1	0.1
Adjustment related to realized gains (losses)	2.8	(1.3)	(2.8)	0.2	(3.6)	(0.9)	(7.5)
Adjustment related to unrealized gains (losses)	(0.7)	(74.9)	(115.1)	(121.6)	134.5	1.0	(177.1)
Balance as of End-of-Period	$1,337.6	$1,345.3	$1,307.8	$1,301.7	$1,502.1	$1,337.6	$1,502.1

12/31/2010						PAGE 9
Consolidating Statements of Income (Loss) From Operations
For the Quarter Ended December 31, 2010
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$17.6	$-	$112.1	$424.2	$1.4	$555.3
Surrender charges	7.2	0.7	22.6	-	-	30.5
Mortality assessments	-	-	324.3	-	-	324.3
Expense assessments	292.2	52.3	183.1	-	-	527.6
Net investment income	295.1	199.9	567.9	38.1	81.7	1,182.7
Operating realized gain (loss) (2)	19.9	0.1	-	-	-	20.0
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	18.2	18.2
Other revenues and fees	87.9	4.3	7.4	2.0	20.3	121.9
Total Operating Revenues	719.9	257.3	1,217.4	464.3	121.6	2,780.5
Operating Expenses
Interest credited	188.9	109.4	302.9	-	30.3	631.5
Benefits	47.2	0.1	400.7	323.8	34.0	805.8
Underwriting, acquisition, insurance and other expenses	328.9	102.9	267.8	112.8	96.7	909.1
Interest and debt expense	-	-	-	-	74.3	74.3
Total Operating Expenses	565.0	212.4	971.4	436.6	235.3	2,420.7
Income (loss) from operations before federal income taxes	154.9	44.9	246.0	27.7	(113.7)	359.8
Federal income tax expense (benefit)	31.7	12.4	80.5	9.7	(40.0)	94.3
Income (Loss) from Operations	$123.2	$32.5	$165.5	$18.0	$(73.7)	$265.5

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

12/31/2010						PAGE 10
Consolidating Statements of Income (Loss) From Operations
For the Quarter Ended December 31, 2009
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$11.9	$-	$115.2	$396.4	$0.4	$523.9
Surrender charges	9.3	0.9	30.5	-	-	40.7
Mortality assessments	-	-	317.6	-	-	317.6
Expense assessments	230.1	48.8	127.4	-	-	406.3
Net investment income	281.2	190.6	528.2	35.7	86.5	1,122.2
Operating realized gain (loss) (2)	15.8	0.1	-	-	-	15.9
Amortization of deferred gain on business sold
through reinsurance	-	-	1.4	-	18.3	19.7
Other revenues and fees	80.6	3.3	6.0	1.5	20.7	112.1
Total Operating Revenues	628.9	243.7	1,126.3	433.6	125.9	2,558.4
Operating Expenses
Interest credited	172.5	111.1	297.7	0.7	32.8	614.8
Benefits	47.5	(0.2)	374.6	281.1	79.0	782.0
Underwriting, acquisition, insurance and other expenses	266.0	83.4	221.9	105.4	19.7	696.4
Interest and debt expense	-	-	-	-	68.1	68.1
Total Operating Expenses	486.0	194.3	894.2	387.2	199.6	2,161.3
Income (loss) from operations before federal income taxes	142.9	49.4	232.1	46.4	(73.7)	397.1
Federal income tax expense (benefit)	23.2	16.1	74.5	16.3	(30.2)	99.9
Income (Loss) from Operations	$119.7	$33.3	$157.6	$30.1	$(43.5)	$297.2

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

12/31/2010						PAGE 11
Consolidating Statements of Income (Loss) From Operations
For the Year Ended December 31, 2010
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$53.0	$-	$439.4	$1,682.3	$1.5	$2,176.2
Surrender charges	36.7	3.2	100.0	-	-	139.9
Mortality assessments	-	-	1,287.4	-	-	1,287.4
Expense assessments	1,061.4	197.5	546.7	-		1,805.6
Net investment income	1,119.3	769.2	2,185.8	141.0	325.6	4,540.9
Operating realized gain (loss) (2)	68.8	0.4	-	-	-	69.2
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	72.5	72.5
Other revenues and fees	315.5	17.4	30.3	7.8	87.6	458.6
Total Operating Revenues	2,654.7	987.7	4,589.6	1,831.1	487.2	10,550.3
Operating Expenses
Interest credited	725.5	440.0	1,198.1	0.6	119.8	2,484.0
Benefits	174.7	2.1	1,734.8	1,299.0	138.6	3,349.2
Underwriting, acquisition, insurance and other expenses	1,168.2	331.4	907.7	421.6	235.6	3,064.5
Interest and debt expense	-	-	-	-	285.9	285.9
Total Operating Expenses	2,068.4	773.5	3,840.6	1,721.2	779.9	9,183.6
Income (loss) from operations before federal income taxes	586.3	214.2	749.0	109.9	(292.7)	1,366.7
Federal income tax expense (benefit)	101.9	59.9	235.7	38.3	(106.6)	329.2
Income (Loss) from Operations	$484.4	$154.3	$513.3	$71.6	$(186.1)	$1,037.5

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

12/31/2010				PAGE 12
Consolidating Statements of Income (Loss) From Operations
For the Year Ended December 31, 2009
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$88.8	$-	$392.5	$1,579.0	$4.0	$2,064.3
Surrender charges	36.4	4.5	111.6	-	-	152.5
Mortality assessments	-	-	1,298.8	0.1	-	1,298.9
Expense assessments	804.2	178.3	491.0	-	-	1,473.5
Net investment income	1,037.0	731.5	1,974.5	127.4	307.1	4,177.5
Operating realized gain (loss) (2)	53.8	0.4	-	-	-	54.2
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	73.4	73.4
Other revenues and fees	281.1	11.6	26.9	6.0	80.4	406.0
Total Operating Revenues	2,301.3	926.3	4,295.3	1,712.5	464.9	9,700.3
Operating Expenses
Interest credited	682.4	445.5	1,184.2	2.3	148.0	2,462.4
Benefits	241.8	(3.0)	1,374.0	1,117.4	257.6	2,987.8
Underwriting, acquisition, insurance and other expenses	983.0	300.3	923.0	402.0	177.8	2,786.1
Interest and debt expense	-	-	-	-	261.7	261.7
Total Operating Expenses	1,907.2	742.8	3,481.2	1,521.7	845.1	8,498.0
Income (loss) from operations before federal income taxes	394.1	183.5	814.1	190.8	(380.2)	1,202.3
Federal income tax expense (benefit)	40.6	50.1	244.9	66.9	(143.3)	259.2
Income (Loss) from Operations	$353.5	$133.4	$569.2	$123.9	$(236.9)	$943.1

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

12/31/2010					PAGE 13
Consolidated Balance Sheets and Selected Share Data
Unaudited (millions of dollars)

	As of
	Dec.	March	June	Sept.	Dec.
	2009	2010	2010	2010	2010
ASSETS
Investments:
Corporate bonds	$45,380.5	$47,284.8	$50,245.6	$52,907.1	$51,740.5
U.S. Government bonds	194.2	198.3	209.0	218.1	164.8
Foreign government bonds	504.9	456.1	472.3	525.4	508.3
Mortgage-backed securities	11,103.3	11,365.4	11,605.9	11,493.7	10,890.4
Asset-backed securities	479.8	161.4	157.4	161.0	173.8
State and municipal bonds	1,967.6	2,198.1	2,539.9	2,961.3	3,155.4
Hybrid and redeemable preferred securities	1,188.0	1,216.7	1,160.9	1,448.7	1,397.0
VIEs' fixed maturity securities	-	579.5	581.4	585.3	583.7
Equity securities	278.4	310.0	245.9	205.3	197.2
Total available-for-sale securities	61,096.7	63,770.3	67,218.3	70,505.9	68,811.1
Trading securities	2,504.6	2,532.5	2,607.6	2,710.9	2,596.4
Mortgage loans on real estate	7,177.8	7,012.5	6,881.6	6,798.8	6,752.1
Real estate	173.8	200.6	218.2	218.9	202.1
Policy loans	2,897.8	2,902.8	2,901.8	2,879.1	2,864.7
Derivative investments	1,010.1	992.4	1,988.9	1,903.9	1,076.0
Other investments	1,057.2	1,046.4	1,136.8	1,096.5	1,037.7
Total investments	75,918.0	78,457.5	82,953.2	86,114.0	83,340.1
Cash and invested cash	4,024.7	3,444.7	3,699.6	3,546.7	2,741.4
DAC and VOBA	9,509.6	9,195.1	8,534.5	7,918.5	8,930.3
Premiums and fees receivable	320.9	397.4	316.6	308.2	334.6
Accrued investment income	889.2	940.0	945.4	988.7	932.8
Reinsurance recoverables	6,425.9	6,520.1	6,659.6	6,667.8	6,526.8
Goodwill	3,013.5	3,013.5	3,013.5	3,019.4	3,019.4
Other assets	3,831.4	3,223.9	3,162.8	3,350.9	3,368.2
Separate account assets	73,500.1	76,429.2	70,844.1	78,575.7	84,630.1
Total Assets	$177,433.3	$181,621.4	$180,129.3	$190,489.9	$193,823.7
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$15,957.9	$16,015.9	$17,477.5	$17,295.4	$16,338.8
Other contract holder funds	64,148.0	64,706.3	65,462.6	66,902.9	67,598.7
Short-term debt	349.9	101.2	99.4	101.0	351.4
Long-term debt	5,050.4	5,060.3	5,864.7	5,943.2	5,399.0
Reinsurance related embedded derivatives	30.5	46.6	92.4	132.0	101.5
Funds withheld reinsurance liabilities	1,260.6	1,216.4	1,196.2	1,135.6	1,149.5
Deferred gain on indemnity reinsurance	543.4	524.7	505.9	487.1	468.3
Payables for collateral on investments	1,906.7	1,827.7	2,376.2	2,567.0	1,659.0
VIEs' liabilities	-	142.0	187.5	156.5	132.1
Other liabilities	2,985.6	3,182.6	3,385.5	3,636.0	3,189.5
Separate account liabilities	73,500.1	76,429.2	70,844.1	78,575.7	84,630.1
Total liabilities	165,733.1	169,252.9	167,492.0	176,932.4	181,017.9
Stockholders' Equity
Series A preferred stock	0.4	0.4	0.4	0.4	0.4
Series B preferred stock	806.3	812.8	-	-	-
Common stock	7,839.9	7,845.3	8,188.2	8,141.9	8,124.2
Retained earnings	3,315.0	3,407.8	3,510.8	3,753.7	3,933.5
AOCI:
Net unrealized gain (loss) on available-for-sale securities	49.4	600.6	1,267.2	2,060.1	1,071.8
Unrealized other-than-temporary impairment on available-
for-sale securities	(115.1)	(113.9)	(110.4)	(131.7)	(128.9)
Net unrealized gain (loss) on derivative instruments	11.4	21.0	(13.9)	(60.5)	(14.5)
Foreign currency translation adjustment	2.9	1.7	1.5	2.4	0.6
Funded status of employee benefit plans	(210.0)	(207.2)	(206.5)	(208.8)	(181.3)
Total accumulated other comprehensive income (loss)	(261.4)	302.2	937.9	1,661.5	747.7
Total stockholders' equity	11,700.2	12,368.5	12,637.3	13,557.5	12,805.8
Total Liabilities and Stockholders' Equity	$177,433.3	$181,621.4	$180,129.3	$190,489.9	$193,823.7

Share Data Per Common Share
Stockholders' equity per share (1)	$36.02	$38.19	$39.89	$42.78	$40.54
Book value, excluding AOCI (1)	36.89	37.19	36.93	37.54	38.17
Common shares outstanding - assuming conversion of
Series A preferred shares (in millions)	302.4	302.6	316.8	316.9	315.9

(1)	These computations exclude Series B preferred stock balances as it is non-convertible.

12/31/2010						PAGE 14
Balance Sheet Data - Segment Highlights
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
As of December 31, 2010		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Assets
Allocated investments and cash and invested cash (2)	$22,957.0	$14,131.6	$38,248.2	$2,684.3	$8,060.4	$86,081.5
DAC and VOBA	2,250.5	359.9	6,144.8	175.0	0.1	8,930.3
Goodwill	439.8	20.2	2,188.5	274.3	96.6	3,019.4
DSI and other intangibles	283.6	3.9	81.0	-	118.1	486.6
Reinsurance recoverables	495.7	-	2,014.0	45.1	3,972.0	6,526.8
Separate account assets	64,782.4	13,916.9	5,749.3	-	181.5	84,630.1

Liabilities and Capital
Future contract benefits	1,198.9	1.5	7,553.7	1,606.8	5,977.9	16,338.8
Other contract holder funds	20,642.6	12,773.1	32,436.0	269.1	1,477.9	67,598.7

Allocated capital (3)	2,989.7	1,076.6	8,385.0	1,180.3	(1,573.5)	12,058.1

As of December 31, 2009

Assets
Allocated investments and cash and invested cash (2)	$21,113.4	$13,053.4	$35,072.6	$2,296.1	$8,407.2	$79,942.7
DAC and VOBA	2,381.0	537.7	6,427.9	159.5	3.5	9,509.6
Goodwill	439.8	20.2	2,188.5	274.3	90.7	3,013.5
DSI and other intangibles	320.6	4.6	85.0	-	118.2	528.4
Reinsurance recoverables	531.8	-	1,870.8	39.9	3,983.4	6,425.9
Separate accounts assets	55,286.9	12,949.6	5,088.3	-	175.3	73,500.1

Liabilities and Capital
Future contract benefits	1,439.0	2.6	7,105.3	1,446.3	5,964.7	15,957.9
Other contract holder funds	19,565.6	12,239.8	30,616.8	193.1	1,532.6	64,147.9

Allocated capital (3)	2,785.0	1,070.6	8,144.1	1,065.1	(1,103.2)	11,961.6

(1)	Includes inter-segment eliminations.
(2)	Includes inter-segment cash management balances our segments utilize to borrow money to meet their short-term needs and also to invest short-term funds with other segments. These balances eliminate in consolidation.
(3)	Allocated capital is based on internal economic capital models plus certain other items (principally intangibles, including DAC and VOBA, goodwill and other items).

12/31/2010									PAGE 15
Retirement Solutions - Annuities
Income (Loss) from Operations and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Operating Revenues
Insurance premiums (1)	$11.9	$9.9	$9.8	$15.7	$17.6	47.9%	$88.8	$53.0	-40.3%
Surrender charges	9.3	10.9	9.6	9.0	7.2	-22.6%	36.4	36.7	0.8%
Expense assessments	230.1	249.2	260.1	259.9	292.2	27.0%	804.2	1,061.4	32.0%
Net investment income	281.2	270.8	271.5	281.9	295.1	4.9%	1,037.0	1,119.3	7.9%
Operating realized gain (loss) (2)	15.8	15.3	15.5	18.1	19.9	25.9%	53.8	68.8	27.9%
Other revenues and fees (3)	80.6	73.8	78.1	75.7	87.9	9.1%	281.1	315.5	12.2%
Total Operating Revenues	628.9	629.9	644.6	660.3	719.9	14.5%	2,301.3	2,654.7	15.4%
Operating Expenses
Interest credited	172.5	176.2	176.9	183.5	188.9	9.5%	682.4	725.5	6.3%
Benefits (1)	47.5	43.8	40.7	43.0	47.2	-0.6%	241.8	174.7	-27.8%
Underwriting, acquisition, insurance and other expenses	266.0	259.8	282.0	297.5	328.9	23.6%	983.0	1,168.2	18.8%
Total Operating Expenses	486.0	479.8	499.6	524.0	565.0	16.3%	1,907.2	2,068.4	8.5%
Income (loss) from operations before federal income taxes	142.9	150.1	145.0	136.3	154.9	8.4%	394.1	586.3	48.8%
Federal income tax expense (benefit)	23.2	31.4	28.6	10.2	31.7	36.6%	40.6	101.9	151.0%
Income (Loss) from Operations	$119.7	$118.7	$116.4	$126.1	$123.2	2.9%	$353.5	$484.4	37.0%

Effective Tax Rate	16.2%	20.9%	19.7%	7.5%	20.5%		10.3%	17.4%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$2,785.6	$2,858.3	$2,979.7	$2,968.9	$2,949.9		$2,926.3	$2,939.2
Average goodwill	439.8	439.8	439.8	439.8	439.8		514.8	439.8
Average equity, excluding goodwill	$2,345.8	$2,418.5	$2,539.9	$2,529.1	$2,510.1		$2,411.5	$2,499.4

Return on Equity, Excluding AOCI
Including goodwill	17.2%	16.6%	15.6%	17.0%	16.7%		12.1%	16.5%
Excluding goodwill	20.4%	19.6%	18.3%	19.9%	19.6%		14.7%	19.4%

Income (Loss) from Operations - Basis Points on
Average Account Values - Annualized	65	63	60	65	59	(6)	54	62	8

Operating Realized Gain (Loss) (2)
Indexed annuity net derivatives results (4)	$-	$0.4	$(0.7)	$0.7	$0.8	NM	$0.4	$1.2	200.0%
GLB (5)	15.8	14.9	16.2	17.4	19.1	20.9%	53.4	67.6	26.6%
Total Operating Realized Gain (Loss)	$15.8	$15.3	$15.5	$18.1	$19.9	25.9%	$53.8	$68.8	27.9%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$161.1	$150.0	$176.7	$189.1	$180.9	12.3%	$628.2	$696.7	10.9%
General and administrative expenses	85.8	78.0	82.1	85.6	90.8	5.8%	316.2	336.5	6.4%
Inter-segment reimbursement associated with reserve
financing and LOC expenses (6)	0.1	-	0.2	-	(1.0)	NM	0.5	(0.8)	NM
Broker-dealer commissions and general and
administrative expenses	81.1	73.6	77.3	77.6	87.2	7.5%	288.0	315.7	9.6%
Taxes, licenses and fees	4.0	9.1	6.1	3.4	5.6	40.0%	22.7	24.2	6.6%
Total commissions and expenses incurred	332.1	310.7	342.4	355.7	363.5	9.5%	1,255.6	1,372.3	9.3%
Less: commissions and expenses capitalized	(157.2)	(131.6)	(164.5)	(171.3)	(156.1)	0.7%	(623.7)	(623.5)	0.0%
Amortization of DAC and VOBA, net of interest	91.1	80.7	104.1	113.1	121.5	33.4%	351.1	419.4	19.5%

Total Underwriting, Acquisition, Insurance and Other Expenses	$266.0	$259.8	$282.0	$297.5	$328.9	23.6%	$983.0	$1,168.2	18.8%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (7)	46	41	43	44	43	(3)	48	43	(5)

(1)	Includes our single premium immediate annuities, which have a corresponding offset to benefits for changes in reserves.
(2)	Included in income (loss) from operations.
(3)	Other revenues and fees consists primarily of fees attributable to broker-dealer services that are subject to market volatility.
(4)	See note (1) on page 6 for details.
(5)	See note (2) on page 6 for details.
(6)	Represents reimbursements to Retirement Solutions - Annuities from the Insurance Solutions - Life Insurance segment for reserve financing, net of expenses incurred by
Retirement Solutions - Annuities for its use of LOCs. The inter-segment amounts are not reported on our Consolidated Statements of Income.
(7)	Includes distribution costs.

12/31/2010							PAGE 16
Retirement Solutions - Annuities
DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended					For the Years Ended
	Dec.	March	June	Sept.	Dec.	Dec.	Dec.
DAC and VOBA	2009	2010	2010	2010	2010	2009	2010
Balance as of beginning-of-period	$2,286.6	$2,381.0	$2,285.0	$2,156.5	$1,934.2	$2,976.9	$2,381.0
Deferrals	157.2	131.6	164.5	171.3	156.1	623.7	623.5
Amortization, net of interest:
Unlocking	16.2	59.4	27.5	16.2	12.8	8.5	115.9
Amortization, net of interest, excluding unlocking	(107.3)	(140.1)	(131.6)	(129.3)	(134.3)	(359.6)	(535.3)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	66.1	50.9	60.4	58.2	34.6	272.6	204.1
Amortization, net of interest, associated with benefit ratio unlocking	(0.9)	(1.3)	7.2	(5.3)	(2.2)	(9.0)	(1.6)
Adjustment related to realized (gains) losses	43.9	(11.5)	(20.1)	(19.2)	(4.9)	74.4	(55.7)
Adjustment related to unrealized (gains) losses	(14.7)	(134.1)	(176.0)	(256.0)	288.8	(933.9)	(277.3)
Balance as of End-of-Period	$2,381.0	$2,285.0	$2,156.5	$1,934.2	$2,250.5	$2,381.0	$2,250.5

DSI
Balance as of beginning-of-period	$302.4	$320.6	$296.9	$286.3	$266.7	$260.7	$320.6
Deferrals	21.0	19.4	17.7	16.1	12.0	75.4	65.2
Amortization, net of interest:
Unlocking	2.6	2.1	2.2	3.5	(3.7)	4.3	4.1
Amortization, net of interest, excluding unlocking	(6.4)	(15.0)	(14.1)	(13.8)	(14.1)	(31.0)	(57.0)
Deferrals, net of amortization included in operating interest credited	17.2	6.5	5.8	5.8	(5.8)	48.7	12.3
Amortization, net of interest, associated with benefit ratio unlocking	(0.1)	(0.2)	1.0	(0.9)	(0.3)	(0.5)	(0.4)
Adjustment related to realized (gains) losses	2.0	(1.9)	(2.6)	(3.8)	(0.4)	12.7	(8.7)
Adjustment related to unrealized (gains) losses	(0.9)	(28.1)	(14.8)	(20.7)	23.4	(1.0)	(40.2)
Balance as of End-of-Period	$320.6	$296.9	$286.3	$266.7	$283.6	$320.6	$283.6

DFEL
Balance as of beginning-of-period	$162.2	$182.1	$191.0	$201.2	$210.0	$130.3	$182.1
Deferrals	17.6	17.0	20.0	18.7	18.9	56.3	74.6
Amortization, net of interest:
Unlocking	0.9	1.1	(1.2)	4.0	(3.8)	(4.1)	0.1
Amortization, net of interest, excluding unlocking	1.8	(5.5)	(5.8)	(5.7)	(5.7)	3.2	(22.7)
Deferrals, net of amortization included in operating expense assessments	20.3	12.6	13.0	17.0	9.4	55.4	52.0
Amortization, net of interest, associated with benefit ratio unlocking	-	(0.3)	1.6	(0.7)	(0.5)	4.1	0.1
Adjustment related to realized gains (losses)	(0.4)	(1.3)	(2.6)	(5.2)	1.8	(7.6)	(7.3)
Adjustment related to unrealized gains (losses)	-	(2.1)	(1.8)	(2.3)	1.3	(0.1)	(4.9)
Balance as of End-of-Period	$182.1	$191.0	$201.2	$210.0	$222.0	$182.1	$222.0

12/31/2010									PAGE 17
Retirement Solutions - Annuities
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Fixed Annuities (1)
Balance as of beginning-of-period	$19.766	$19.940	$20.042	$20.397	$21.075	6.6%	$17.655	$19.940	12.9%
Gross deposits	1.195	1.138	1.501	1.774	1.155	-3.3%	6.355	5.568	-12.4%
Withdrawals and deaths	(0.523)	(0.486)	(0.456)	(0.485)	(0.593)	-13.4%	(2.435)	(2.020)	17.0%
Net flows	0.672	0.652	1.045	1.289	0.562	-16.4%	3.920	3.548	-9.5%
Transfers to variable annuities	(0.726)	(0.772)	(0.801)	(0.882)	(0.942)	-29.8%	(2.476)	(3.397)	-37.2%
Interest credited	0.207	0.203	0.093	0.255	0.245	18.4%	0.766	0.796	3.9%
Sales inducements deferred	0.021	0.019	0.018	0.016	0.012	-42.9%	0.075	0.065	-13.3%
Balance as of End-of-Period (Gross)	19.940	20.042	20.397	21.075	20.952	5.1%	19.940	20.952	5.1%
Reinsurance ceded	(1.027)	(1.011)	(0.994)	(0.978)	(0.962)	6.3%	(1.027)	(0.962)	6.3%
Balance as of End-of-Period (Net of Ceded)	$18.913	$19.031	$19.403	$20.097	$19.990	5.7%	$18.913	$19.990	5.7%

Variable Annuities (2)
Balance as of beginning-of-period	$52.429	$55.368	$57.815	$53.921	$60.132	14.7%	$40.925	$55.368	35.3%
Gross deposits	1.266	1.138	1.322	1.204	1.435	13.3%	4.007	5.099	27.3%
Withdrawals and deaths	(1.120)	(1.215)	(1.214)	(1.209)	(1.454)	-29.8%	(4.034)	(5.092)	-26.2%
Net flows	0.146	(0.077)	0.108	(0.005)	(0.019)	NM	(0.027)	0.007	125.9%
Transfers from fixed annuities	0.726	0.772	0.800	0.882	0.942	29.8%	2.475	3.396	37.2%
Investment increase and change in market value	2.067	1.752	(4.802)	5.334	3.803	84.0%	11.995	6.087	-49.3%
Balance as of End-of-Period	$55.368	$57.815	$53.921	$60.132	$64.858	17.1%	$55.368	$64.858	17.1%

Total Annuities
Balance as of beginning-of-period	$72.195	$75.308	$77.857	$74.318	$81.207	12.5%	$58.580	$75.308	28.6%
Gross deposits	2.461	2.276	2.823	2.978	2.590	5.2%	10.362	10.667	2.9%
Withdrawals and deaths	(1.643)	(1.701)	(1.670)	(1.694)	(2.047)	-24.6%	(6.469)	(7.112)	-9.9%
Net flows	0.818	0.575	1.153	1.284	0.543	-33.6%	3.893	3.555	-8.7%
Transfers between fixed and variable accounts	-	-	(0.001)	-	-	NM	(0.001)	(0.001)	0.0%
Interest credited and change in market value	2.274	1.955	(4.709)	5.589	4.048	78.0%	12.761	6.883	-46.1%
Sales inducements deferred	0.021	0.019	0.018	0.016	0.012	-42.9%	0.075	0.065	-13.3%
Balance as of End-of-Period (Gross)	75.308	77.857	74.318	81.207	85.810	13.9%	75.308	85.810	13.9%
Reinsurance ceded	(1.027)	(1.011)	(0.994)	(0.978)	(0.962)	6.3%	(1.027)	(0.962)	6.3%
Balance as of End-of-Period (Net of Ceded)	$74.281	$76.846	$73.324	$80.229	$84.848	14.2%	$74.281	$84.848	14.2%

Variable Annuities Under Agreement - Included Above	$0.082	$0.082	$0.071	$0.074	$0.076	-7.3%	$0.082	$0.076	-7.3%

Incremental Deposits (3)
Fixed annuities	$1.194	$1.137	$1.500	$1.772	$1.154	-3.4%	$6.349	$5.563	-12.4%
Variable annuities	1.263	1.134	1.319	1.198	1.431	13.3%	3.995	5.082	27.2%
Total Incremental Deposits	$2.457	$2.271	$2.819	$2.970	$2.585	5.2%	$10.344	$10.645	2.9%

(1)	Includes the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Represents gross deposits reduced by transfers from other Lincoln products.

12/31/2010									PAGE 18
Retirement Solutions - Annuities
Account Value Information
Unaudited (billions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Fixed Annuities, Excluding Fixed Portion of Variable Contracts
Deposits	$0.082	$0.087	$0.115	$0.104	$0.068	-17.1%	$0.979	$0.374	-61.8%
Withdrawals and deaths	(0.299)	(0.264)	(0.243)	(0.256)	(0.336)	-12.4%	(1.307)	(1.099)	15.9%
Net flows	$(0.217)	$(0.177)	$(0.128)	$(0.152)	$(0.268)	-23.5%	$(0.328)	$(0.725)	NM

Gross fixed contract account values	$9.102	$9.015	$8.977	$8.915	$8.740	-4.0%	$9.102	$8.740	-4.0%
Reinsurance ceded	(1.027)	(1.011)	(0.994)	(0.978)	(0.962)	6.3%	(1.027)	(0.962)	6.3%
Net fixed contract account values	$8.075	$8.004	$7.983	$7.937	$7.778	-3.7%	$8.075	$7.778	-3.7%

Indexed Annuities
Deposits	$0.318	$0.324	$0.522	$0.854	$0.327	2.8%	$2.182	$2.027	-7.1%
Withdrawals and deaths	(0.120)	(0.124)	(0.111)	(0.130)	(0.167)	-39.2%	(0.636)	(0.532)	16.4%
Net flows	$0.198	$0.200	$0.411	$0.724	$0.160	-19.2%	$1.546	$1.495	-3.3%

Indexed Annuity Account Values	$6.839	$7.131	$7.524	$8.389	$8.680	26.9%	$6.839	$8.680	26.9%

Fixed Portion of Variable Contracts
Deposits	$0.795	$0.727	$0.864	$0.817	$0.759	-4.5%	$3.194	$3.167	-0.8%
Withdrawals and deaths	(0.103)	(0.098)	(0.102)	(0.099)	(0.090)	12.6%	(0.493)	(0.389)	21.1%
Net flows	$0.692	$0.629	$0.762	$0.718	$0.669	-3.3%	$2.701	$2.778	2.9%

Fixed Portion of Variable Contract Account Values	$3.999	$3.896	$3.896	$3.771	$3.532	-11.7%	$3.999	$3.532	-11.7%

Variable Annuities, Including Fixed Portion of Variable Contracts
Deposits	$2.060	$1.865	$2.186	$2.021	$2.194	6.5%	$7.201	$8.266	14.8%
Withdrawals and deaths	(1.222)	(1.313)	(1.316)	(1.308)	(1.544)	-26.4%	(4.527)	(5.481)	-21.1%
Net flows	$0.838	$0.552	$0.870	$0.713	$0.650	-22.4%	$2.674	$2.785	4.2%

Variable Contract Account Values	$59.367	$61.711	$57.817	$63.903	$68.390	15.2%	$59.367	$68.390	15.2%

Average Daily Variable Annuity Separate Account Values	$54.013	$55.809	$56.788	$57.255	$62.832	16.3%	$46.551	$58.188	25.0%

12/31/2010									PAGE 19
Retirement Solutions - Annuities
Interest Rate Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type
Unaudited (billions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
						(Basis Point)			(Basis Point)
Interest Rate Spread (1)						Change			Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses (2)	5.59%	5.63%	5.47%	5.48%	5.46%	(13)	5.50%	5.50%	-
Commercial mortgage loan prepayment and bond make whole premiums	0.08%	0.02%	0.09%	0.13%	0.26%	18	0.03%	0.13%	10
Alternative investments	0.00%	0.00%	0.00%	0.00%	0.01%	1	0.00%	0.01%	1
Net investment income yield on reserves	5.67%	5.65%	5.56%	5.61%	5.73%	6	5.53%	5.64%	11
Interest rate credited to contract holders	3.65%	3.52%	3.51%	3.57%	3.47%	(18)	3.77%	3.52%	(25)
Interest rate spread	2.02%	2.13%	2.05%	2.04%	2.26%	24	1.76%	2.12%	36

Variable Annuity Expense Assessments
(in millions) (3)	$287.4	$300.8	$314.8	$318.0	$354.4	23.3%	$1,001.5	$1,288.0	28.6%

GLB Expense Assessments (in millions) (4)	$58.9	$63.6	$67.6	$71.6	$76.5	29.9%	$212.1	$279.3	31.7%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenues and income from operations (5)	$18.6	$22.8	$24.0	$25.3	$26.6	43.0%	$69.2	$98.7	42.6%
Attributed fee excluded from operating revenues and income from operations (6)	37.9	28.9	30.8	32.8	35.7	-5.8%	128.3	128.2	-0.1%
Total Attributed Fees on GLB	$56.5	$51.7	$54.8	$58.1	$62.3	10.3%	$197.5	$226.9	14.9%

GLB Account Values by Type
Guaranteed withdrawal benefits (7)	$23.500	$25.179	$24.421	$27.760	$30.339	29.1%	$23.500	$30.339	29.1%
Guaranteed income benefits (8)	9.333	9.851	9.374	10.470	11.379	21.9%	9.333	11.379	21.9%
Total GLB Account Values	$32.833	$35.030	$33.795	$38.230	$41.718	27.1%	$32.833	$41.718	27.1%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus, reverse repurchase agreement interest expense and inter-segment cash management account interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited before
DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)	Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term strategy during recent volatile markets. The increased cash and short-term investment balances for the three and twelve months ended December 31, 2009, reduced our yields by approximately 5 bps and 20 bps, respectively. There was no impact for periods in 2010.
(3)	Comprised of the variable annuity expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB, as described in note (5) and note (6) and disclosed above.
(4)	Comprised of the GLB expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB, as described in note (5) and note (6) and disclosed above.
(5)	Includes the risk/profit margin portion of the GLB attributed rider fees in operating realized gain (loss) and the amount reported in expense assessments. See note (2)
on page 6 for further discussion.
(6)	Includes the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). See note (6) on page 6 for further discussion.
(7)	Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.
(8)	For our guaranteed income benefits, we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract. This added flexibility allows the contract holder to access the account value for transfers, additional withdrawals and other service features, such as portfolio rebalancing.

12/31/2010									PAGE 20
Retirement Solutions - Defined Contribution
Income (Loss) from Operations, Operational Data and DAC, VOBA and DSI Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Operating Revenues
Surrender charges	$0.9	$1.1	$0.7	$0.7	$0.7	-22.2%	$4.5	$3.2	-28.9%
Expense assessments	48.8	49.1	48.7	47.4	52.3	7.2%	178.3	197.5	10.8%
Net investment income	190.6	186.2	191.2	191.9	199.9	4.9%	731.5	769.2	5.2%
Operating realized gain (loss) (1)	0.1	0.1	0.1	0.1	0.1	0.0%	0.4	0.4	0.0%
Other revenues and fees (2)	3.3	4.0	4.6	4.5	4.3	30.3%	11.6	17.4	50.0%
Total Operating Revenues	243.7	240.5	245.3	244.6	257.3	5.6%	926.3	987.7	6.6%
Operating Expenses
Interest credited	111.1	110.4	110.0	110.2	109.4	-1.5%	445.5	440.0	-1.2%
Benefits	(0.2)	2.0	0.1	(0.1)	0.1	150.0%	(3.0)	2.1	170.0%
Underwriting, acquisition, insurance and other expenses	83.4	77.9	85.1	65.5	102.9	23.4%	300.3	331.4	10.4%
Total Operating Expenses	194.3	190.3	195.2	175.6	212.4	9.3%	742.8	773.5	4.1%
Income (loss) from operations before federal income taxes	49.4	50.2	50.1	69.0	44.9	-9.1%	183.5	214.2	16.7%
Federal income tax expense (benefit)	16.1	14.3	14.1	19.1	12.4	-23.0%	50.1	59.9	19.6%
Income (Loss) from Operations	$33.3	$35.9	$36.0	$49.9	$32.5	-2.4%	$133.4	$154.3	15.7%

Effective Tax Rate	32.6%	28.5%	28.1%	27.7%	27.6%		27.3%	28.0%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$1,040.8	$1,058.1	$1,045.7	$1,032.4	$1,047.8		$1,031.4	$1,046.0
Average goodwill	20.2	20.2	20.2	20.2	20.2		20.2	20.2
Average equity, excluding goodwill	$1,020.6	$1,037.9	$1,025.5	$1,012.2	$1,027.6		$1,011.2	$1,025.8

Return on Equity, Excluding AOCI
Including goodwill	12.8%	13.6%	13.8%	19.3%	12.4%		12.9%	14.8%
Excluding goodwill	13.1%	13.8%	14.0%	19.7%	12.7%		13.2%	15.0%

Income (Loss) from Operations - Basis Points on Average Account Values - Annualized	38	40	40	55	34	(4)	42	42	-

Operating Realized Gain (Loss) (1)
GLB (3)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%	$0.4	$0.4	0.0%
Total Operating Realized Gain (Loss)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%	$0.4	$0.4	0.0%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$18.1	$16.3	$15.8	$15.2	$17.2	-5.0%	$64.0	$64.5	0.8%
General and administrative expenses	59.2	52.9	57.6	60.1	71.3	20.4%	219.8	241.9	10.1%
Taxes, licenses and fees	2.9	3.8	3.1	2.9	3.2	10.3%	12.2	13.0	6.6%
Total commissions and expenses incurred	80.2	73.0	76.5	78.2	91.7	14.3%	296.0	319.4	7.9%
Less: commissions and expenses capitalized	(17.9)	(15.9)	(15.0)	(15.1)	(20.8)	-16.2%	(68.6)	(66.8)	2.6%
Amortization of DAC and VOBA, net of interest	21.1	20.8	23.6	2.4	32.0	51.7%	72.9	78.8	8.1%

Total Underwriting, Acquisition, Insurance and Other Expenses	$83.4	$77.9	$85.1	$65.5	$102.9	23.4%	$300.3	$331.4	10.4%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (4)	68	59	64	67	75	7	69	66	(3)

DAC and VOBA
Balance as of beginning-of-period	$550.4	$537.7	$462.1	$375.2	$277.4		$883.3	$537.7
Deferrals	17.9	15.9	15.0	15.1	20.8		68.6	66.8
Amortization, net of interest:
Unlocking	0.1	(1.4)	(3.6)	17.3	(8.2)		5.8	4.1
Amortization, net of interest, excluding unlocking	(21.2)	(19.4)	(20.0)	(19.7)	(23.8)		(78.7)	(82.9)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	(3.2)	(4.9)	(8.6)	12.7	(11.2)		(4.3)	(12.0)
Amortization, net of interest, associated with benefit ratio unlocking	(0.2)	(0.4)	0.5	(0.5)	-		(1.7)	(0.4)
Adjustment related to realized (gains) losses	0.8	0.4	(2.0)	0.9	0.9		11.2	0.2
Adjustment related to unrealized (gains) losses	(10.1)	(70.7)	(76.8)	(110.9)	92.8		(350.8)	(165.6)
Balance as of End-of-Period	$537.7	$462.1	$375.2	$277.4	$359.9		$537.7	$359.9

DSI
Balance as of beginning-of-period	$2.6	$2.7	$2.5	$2.3	$1.9		$2.0	$2.7
Deferrals	0.1	0.1	-	-	0.1		1.0	0.2
Amortization, net of interest:
Unlocking	-	-	-	-	(0.2)		0.1	(0.2)
Amortization, net of interest, excluding unlocking	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)		(0.5)	(0.4)
Deferrals, net of amortization included in operating interest credited	-	-	(0.1)	(0.1)	(0.2)		0.6	(0.4)
Adjustment related to realized (gains) losses	0.1	-	-	-	-		0.1	-
Adjustment related to unrealized (gains) losses	-	(0.2)	(0.1)	(0.3)	0.3		-	(0.3)
Balance as of End-of-Period	$2.7	$2.5	$2.3	$1.9	$2.0		$2.7	$2.0

(1)	Included in income from operations.
(2)	Other revenues and fees consist primarily of mutual fund account program fees for mid-to-large employers.
(3)	See note (2) on page 6 for details.
(4)	Includes distribution costs.

12/31/2010									PAGE 21
Retirement Solutions - Defined Contribution
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Fixed Annuities (1)
Balance as of beginning-of-period	$12.158	$12.246	$12.420	$12.580	$12.734	4.7%	$11.638	12.246	5.2%
Gross deposits	0.299	0.316	0.327	0.349	0.340	13.7%	1.342	1.332	-0.7%
Withdrawals and deaths	(0.368)	(0.341)	(0.406)	(0.455)	(0.477)	-29.6%	(1.404)	(1.679)	-19.6%
Net flows	(0.069)	(0.025)	(0.079)	(0.106)	(0.137)	-98.6%	(0.062)	(0.347)	NM
Transfers from variable annuities	0.044	0.090	0.130	0.148	0.072	63.6%	0.228	0.440	93.0%
Interest credited	0.113	0.109	0.109	0.112	0.110	-2.7%	0.442	0.440	-0.5%
Balance as of End-of-Period	$12.246	$12.420	$12.580	$12.734	$12.779	4.4%	$12.246	$12.779	4.4%

Variable Annuities (2)
Balance as of beginning-of-period	$12.620	$12.953	$13.250	$11.967	$12.956	2.7%	$10.588	$12.953	22.3%
Gross deposits	0.413	0.441	0.362	0.368	0.443	7.3%	1.586	1.614	1.8%
Withdrawals and deaths	(0.589)	(0.637)	(0.527)	(0.473)	(0.521)	11.5%	(1.888)	(2.158)	-14.3%
Net flows	(0.176)	(0.196)	(0.165)	(0.105)	(0.078)	55.7%	(0.302)	(0.544)	-80.1%
Transfers to fixed annuities	(0.012)	(0.022)	(0.047)	(0.079)	(0.021)	-75.0%	(0.176)	(0.169)	4.0%
Investment increase and change in market value	0.521	0.515	(1.071)	1.173	1.070	105.4%	2.843	1.687	-40.7%
Balance as of End-of-Period	$12.953	$13.250	$11.967	$12.956	$13.927	7.5%	$12.953	$13.927	7.5%

Total Annuities
Balance as of beginning-of-period	$24.778	$25.199	$25.670	$24.547	$25.690	3.7%	$22.226	$25.199	13.4%
Gross deposits	0.712	0.757	0.689	0.717	0.783	10.0%	2.928	2.946	0.6%
Withdrawals and deaths	(0.957)	(0.978)	(0.933)	(0.928)	(0.998)	-4.3%	(3.292)	(3.837)	-16.6%
Net flows	(0.245)	(0.221)	(0.244)	(0.211)	(0.215)	12.2%	(0.364)	(0.891)	NM
Transfers between fixed and variable accounts	0.032	0.068	0.083	0.069	0.051	59.4%	0.052	0.271	NM
Interest credited and change in market value	0.634	0.624	(0.962)	1.285	1.180	86.1%	3.285	2.127	-35.3%
Balance as of End-of-Period	$25.199	$25.670	$24.547	$25.690	$26.706	6.0%	$25.199	$26.706	6.0%

Alliance and Smart Future Mutual Funds (3)
Balance as of beginning-of-period	$9.544	$10.103	$11.029	$10.493	$11.398	19.4%	$6.652	$10.103	51.9%
Plan/participant rollovers	0.086	0.103	0.267	0.147	0.188	118.6%	0.552	0.705	27.7%
Additional contributions	0.360	0.447	0.418	0.398	0.387	7.5%	1.472	1.650	12.1%
Gross deposits	0.446	0.550	0.685	0.545	0.575	28.9%	2.024	2.355	16.4%
Withdrawals and deaths	(0.263)	(0.220)	(0.259)	(0.612)	(0.664)	NM	(0.665)	(1.755)	NM
Net flows	0.183	0.330	0.426	(0.067)	(0.089)	NM	1.359	0.600	-55.8%
Transfers	(0.032)	(0.063)	(0.071)	(0.059)	(0.058)	-81.3%	(0.043)	(0.251)	NM
Other (4)	-	0.186	-	-	-	NM	-	0.186	NM
Interest credited and change in market value	0.408	0.473	(0.891)	1.031	0.867	112.5%	2.135	1.480	-30.7%
Balance as of End-of-Period	$10.103	$11.029	$10.493	$11.398	$12.118	19.9%	$10.103	$12.118	19.9%

Total Annuities and Mutual Funds
Balance as of beginning-of-period	$34.322	$35.302	$36.699	$35.040	$37.088	8.1%	$28.878	$35.302	22.2%
Gross deposits	1.158	1.307	1.374	1.262	1.358	17.3%	4.952	5.301	7.0%
Withdrawals and deaths	(1.220)	(1.198)	(1.192)	(1.540)	(1.662)	-36.2%	(3.957)	(5.592)	-41.3%
Net flows	(0.062)	0.109	0.182	(0.278)	(0.304)	NM	0.995	(0.291)	NM
Transfers	-	0.005	0.012	0.010	(0.007)	NM	0.009	0.020	122.2%
Other (4)	-	0.186	-	-	-	NM	-	0.186	NM
Interest credited and change in market value	1.042	1.097	(1.853)	2.316	2.047	96.4%	5.420	3.607	-33.5%
Balance as of End-of-Period	$35.302	$36.699	$35.040	$37.088	$38.824	10.0%	$35.302	$38.824	10.0%

Variable Annuities Under Agreement - Included Above	$0.009	$0.009	$0.008	$0.009	$0.010	11.1%	$0.009	$0.010	11.1%

Incremental Deposits (5)
Fixed annuities	$0.298	$0.315	$0.325	$0.348	$0.338	13.4%	$1.337	$1.326	-0.8%
Variable annuities	0.413	0.440	0.362	0.368	0.442	7.0%	1.585	1.612	1.7%
Total annuities incremental deposits	0.711	0.755	0.687	0.716	0.780	9.7%	2.922	2.938	0.5%
Total Alliance mutual funds incremental deposits	0.446	0.550	0.686	0.545	0.575	28.9%	2.024	2.356	16.4%
Total Incremental Deposits	$1.157	$1.305	$1.373	$1.261	$1.355	17.1%	$4.946	$5.294	7.0%

(1)	Includes fixed annuity products offered under our mutual fund products and the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Includes mutual fund account values and other third party trustee-held assets as mentioned in note (4). These items are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.
(4)	Represents LINCOLN ALLIANCE® program assets held by a third-party trustee that were not previously included in the account value roll forward. Effective
January 1, 2010, all such LINCOLN ALLIANCE® program activity was included in the account value roll forward.
(5)	Represents gross deposits reduced by transfers from other Lincoln products.

12/31/2010								PAGE 22
Retirement Solutions - Defined Contribution
Account Value Roll Forwards by Product
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Total Micro - Small Segment
Balance as of beginning-of-period	$5.785	$5.863	$5.966	$5.544	$5.954	2.9%	$4.888	$5.863	19.9%
Gross deposits	0.305	0.342	0.265	0.277	0.358	17.4%	1.157	1.242	7.3%
Withdrawals and deaths	(0.420)	(0.422)	(0.334)	(0.291)	(0.330)	21.4%	(1.273)	(1.377)	-8.2%
Net flows	(0.115)	(0.080)	(0.069)	(0.014)	0.028	124.3%	(0.116)	(0.135)	-16.4%
Transfers between fixed and variable accounts	0.002	(0.001)	-	(0.001)	0.006	200.0%	(0.002)	0.004	300.0%
Investment increase and change in market value	0.191	0.184	(0.353)	0.425	0.408	113.6%	1.093	0.664	-39.2%
Balance as of End-of-Period	$5.863	$5.966	$5.544	$5.954	$6.396	9.1%	$5.863	$6.396	9.1%

Total Mid - Large Segment
Balance as of beginning-of-period	$12.972	$13.653	$14.767	$14.384	$15.398	18.7%	$9.540	$13.653	43.1%
Gross deposits	0.650	0.769	0.920	0.800	0.819	26.0%	2.954	3.308	12.0%
Withdrawals and deaths	(0.407)	(0.350)	(0.455)	(0.858)	(0.895)	NM	(1.110)	(2.558)	NM
Net flows	0.243	0.419	0.465	(0.058)	(0.076)	NM	1.844	0.750	-59.3%
Transfers between fixed and variable accounts	(0.001)	0.006	0.012	0.011	(0.013)	NM	0.012	0.016	33.3%
Other (1)	-	0.186	-	-	-	NM	-	0.186	NM
Investment increase and change in market value	0.439	0.503	(0.860)	1.061	0.898	104.6%	2.257	1.602	-29.0%
Balance as of End-of-Period	$13.653	$14.767	$14.384	$15.398	$16.207	18.7%	$13.653	$16.207	18.7%

Total Multi-Fund® and Other Variable Annuities
Balance as of beginning-of-period	$15.565	$15.786	$15.966	$15.112	$15.736	1.1%	$14.450	$15.786	9.2%
Gross deposits	0.203	0.196	0.189	0.185	0.181	-10.8%	0.841	0.751	-10.7%
Withdrawals and deaths	(0.393)	(0.426)	(0.403)	(0.391)	(0.437)	-11.2%	(1.574)	(1.657)	-5.3%
Net flows	(0.190)	(0.230)	(0.214)	(0.206)	(0.256)	-34.7%	(0.733)	(0.906)	-23.6%
Transfers between fixed and variable accounts	(0.001)	-	-	-	-	100.0%	(0.001)	-	100.0%
Investment increase and change in market value	0.412	0.410	(0.640)	0.830	0.741	79.9%	2.070	1.341	-35.2%
Balance as of End-of-Period	$15.786	$15.966	$15.112	$15.736	$16.221	2.8%	$15.786	$16.221	2.8%

Total Annuities and Mutual Funds (2)
Balance as of beginning-of-period	$34.322	$35.302	$36.699	$35.040	$37.088	8.1%	$28.878	$35.302	22.2%
Gross deposits	1.158	1.307	1.374	1.262	1.358	17.3%	4.952	5.301	7.0%
Withdrawals and deaths	(1.220)	(1.198)	(1.192)	(1.540)	(1.662)	-36.2%	(3.957)	(5.592)	-41.3%
Net flows	(0.062)	0.109	0.182	(0.278)	(0.304)	NM	0.995	(0.291)	NM
Transfers between fixed and variable accounts	-	0.005	0.012	0.010	(0.007)	NM	0.009	0.020	122.2%
Other (1)	-	0.186	-	-	-	NM	-	0.186
Investment increase and change in market value	1.042	1.097	(1.853)	2.316	2.047	96.4%	5.420	3.607	-33.5%
Balance as of End-of-Period	$35.302	$36.699	$35.040	$37.088	$38.824	10.0%	$35.302	$38.824	10.0%

(1)	Represents LINCOLN ALLIANCE® program assets held by a third-party trustee that were not previously included in the account value roll forward.
Effective January 1, 2010, all such LINCOLN ALLIANCE® program activity was included in the account value roll forward.
(2)	Includes mutual fund account values and other third party trustee-held assets as mentioned in note (1). These items are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

12/31/2010									PAGE 23
Retirement Solutions - Defined Contribution
Account Value and Interest Rate Spread Information
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change

Fixed Annuities, Excluding Fixed Portion of Variable Contracts
Deposits	$0.224	$0.236	$0.250	$0.272	$0.259	15.6%	$1.011	$1.017	0.6%
Withdrawals and deaths	(0.201)	(0.174)	(0.245)	(0.291)	(0.300)	-49.3%	(0.667)	(1.010)	-51.4%
Net flows	$0.023	$0.062	$0.005	$(0.019)	$(0.041)	NM	$0.344	$0.007	-98.0%

Fixed Contract Account Values	$6.139	$6.324	$6.466	$6.571	$6.629	8.0%	$6.139	$6.629	8.0%

Fixed Portion of Variable Contracts
Deposits	$0.075	$0.080	$0.077	$0.077	$0.081	8.0%	$0.331	$0.315	-4.8%
Withdrawals and deaths	(0.167)	(0.167)	(0.162)	(0.163)	(0.177)	-6.0%	(0.737)	(0.669)	9.2%
Net flows	$(0.092)	$(0.087)	$(0.085)	$(0.086)	$(0.096)	-4.3%	$(0.406)	$(0.354)	12.8%

Fixed Portion of Variable Contract Account Values	$6.107	$6.096	$6.114	$6.163	$6.150	0.7%	$6.107	$6.150	0.7%

Variable Annuities, Including Fixed Portion of Variable Contracts
Deposits	$0.488	$0.521	$0.439	$0.445	$0.524	7.4%	$1.917	$1.929	0.6%
Withdrawals and deaths	(0.756)	(0.804)	(0.689)	(0.636)	(0.698)	7.7%	(2.625)	(2.827)	-7.7%
Net flows	$(0.268)	$(0.283)	$(0.250)	$(0.191)	$(0.174)	35.1%	$(0.708)	$(0.898)	-26.8%

Variable Contract Account Values	$19.060	$19.346	$18.081	$19.119	$20.077	5.3%	$19.060	$20.077	5.3%

Average Daily Variable Annuity Separate Account Values	$12.726	$12.909	$12.855	$12.471	$13.485	6.0%	$11.315	$12.930	14.3%

						(Basis Point)			(Basis Point)
Interest Rate Spread (1)						Change			Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses (2)	5.72%	5.71%	5.73%	5.71%	5.68%	(4)	5.76%	5.70%	(6)
Commercial mortgage loan prepayment and bond make whole premiums	0.08%	0.01%	0.04%	0.04%	0.20%	12	0.04%	0.08%	4
Alternative investments	0.02%	0.02%	0.02%	0.01%	0.04%	2	0.01%	0.02%	1
Net investment income yield on reserves	5.82%	5.74%	5.79%	5.76%	5.92%	10	5.81%	5.80%	(1)
Interest rate credited to contract holders	3.63%	3.58%	3.51%	3.47%	3.42%	(21)	3.70%	3.49%	(21)
Interest rate spread	2.19%	2.16%	2.28%	2.29%	2.50%	31	2.11%	2.31%	20

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations.
The average crediting rate is calculated as interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by the average fixed account values, including the fixed portion of variable annuities.
(2)	Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets. The increased cash and short-term investment balances for the three and twelve months ended December 31, 2009, reduced our yields by approximately 6 bps and 13 bps, respectively. There was no impact for periods in 2010.

12/31/2010									PAGE 24
Insurance Solutions - Life Insurance
Income (Loss) from Operations, Operational Data and DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Operating Revenues
Insurance premiums	$115.2	$112.3	$107.5	$107.5	$112.1	-2.7%	$392.5	$439.4	11.9%
Surrender charges	30.5	30.8	24.1	22.5	22.6	-25.9%	111.6	100.0	-10.4%
Mortality assessments	317.6	317.9	325.3	319.9	324.3	2.1%	1,298.8	1,287.4	-0.9%
Expense assessments	127.4	128.7	125.9	109.0	183.1	43.7%	491.0	546.7	11.3%
Net investment income	528.2	530.1	545.0	542.8	567.9	7.5%	1,974.5	2,185.8	10.7%
Amortization of deferred loss on business sold throughreinsurance	1.4	-	-	-	-	-100.0%	-	-	NM
Other revenues and fees	6.0	8.5	8.2	6.2	7.4	23.3%	26.9	30.3	12.6%
Total Operating Revenues	1,126.3	1,128.3	1,136.0	1,107.9	1,217.4	8.1%	4,295.3	4,589.6	6.9%
Operating Expenses
Interest credited	297.7	296.9	298.8	299.5	302.9	1.7%	1,184.2	1,198.1	1.2%
Benefits	374.6	398.9	374.2	561.0	400.7	7.0%	1,374.0	1,734.8	26.3%
Underwriting, acquisition, insurance and other expenses	221.9	230.5	241.8	167.6	267.8	20.7%	923.0	907.7	-1.7%
Total Operating Expenses	894.2	926.3	914.8	1,028.1	971.4	8.6%	3,481.2	3,840.6	10.3%
Income (loss) from operations before federal income taxes	232.1	202.0	221.2	79.8	246.0	6.0%	814.1	749.0	-8.0%
Federal income tax expense (benefit)	74.5	65.3	70.0	19.9	80.5	8.1%	244.9	235.7	-3.8%
Income (Loss) from Operations	$157.6	$136.7	$151.2	$59.9	$165.5	5.0%	$569.2	$513.3	-9.8%

Effective Tax Rate	32.1%	32.3%	31.6%	24.9%	32.7%		30.1%	31.5%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$8,348.8	$8,254.0	$8,405.0	$8,433.9	$8,403.4		$8,154.6	$8,374.1
Average goodwill	2,188.5	2,188.5	2,188.5	2,188.5	2,188.5		2,188.5	2,188.5
Average equity, excluding goodwill	$6,160.3	$6,065.5	$6,216.5	$6,245.4	$6,214.9		$5,966.1	$6,185.6

Return on Equity, Excluding AOCI
Including goodwill	7.6%	6.6%	7.2%	2.8%	7.9%		7.0%	6.1%
Excluding goodwill	10.2%	9.0%	9.7%	3.8%	10.7%		9.5%	8.3%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$197.8	$167.1	$150.3	$156.4	$190.4	-3.7%	$675.6	$664.2	-1.7%
General and administrative expenses	121.4	103.2	105.2	110.5	132.4	9.1%	450.7	451.3	0.1%
Expenses associated with reserve financing	1.4	4.2	7.7	13.2	12.1	NM	5.8	37.2	NM
Taxes, licenses and fees	28.5	32.2	27.2	31.1	37.6	31.9%	115.4	128.1	11.0%
Amortization of sales force intangibles	1.0	1.0	1.0	1.0	1.0	0.0%	4.0	4.0	0.0%
Total commissions and expenses incurred	350.1	307.7	291.4	312.2	373.5	6.7%	1,251.5	1,284.8	2.7%
Less: commissions and expenses capitalized	(264.2)	(223.0)	(208.2)	(213.0)	(270.7)	-2.5%	(899.6)	(914.9)	-1.7%
Amortization of DAC and VOBA, net of interest	136.0	145.8	158.6	68.4	165.0	21.3%	571.1	537.8	-5.8%
Total Underwriting, Acquisition, Insurance and Other Expenses	$221.9	$230.5	$241.8	$167.6	$267.8	20.7%	$923.0	$907.7	-1.7%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized	154	129	131	137	160	6	146	140	(6)

DAC and VOBA
Balance as of beginning-of-period	$6,189.4	$6,427.9	$6,285.0	$5,836.9	$5,538.6		$7,399.4	$6,427.9
Business sold through reinsurance	-	-	-	-	-		(292.9)	-
Deferrals	264.2	223.0	208.2	213.0	270.7		899.6	914.9
Amortization, net of interest:
Unlocking	(3.7)	(14.7)	(2.1)	29.2	(14.2)		(74.6)	(1.8)
Other amortization, net of interest, excluding unlocking	(132.3)	(131.1)	(156.5)	(97.6)	(150.8)		(496.5)	(536.0)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	128.2	77.2	49.6	144.6	105.7		328.5	377.1
Adjustment related to realized (gains) losses	38.3	2.5	(4.5)	23.1	(23.0)		101.1	(1.9)
Adjustment related to unrealized (gains) losses	72.0	(222.6)	(493.2)	(466.0)	523.5		(1,108.2)	(658.3)
Balance as of End-of-Period	$6,427.9	$6,285.0	$5,836.9	$5,538.6	$6,144.8		$6,427.9	$6,144.8

DFEL
Balance as of beginning-of-period	$1,057.8	$1,155.2	$1,154.0	$1,106.3	$1,091.4		$888.7	$1,155.2
Business sold through reinsurance	-	-	-	-	-		(11.0)	-
Deferrals	133.8	118.3	114.1	122.7	116.6		439.2	471.7
Amortization, net of interest:
Unlocking	(3.0)	(8.1)	(6.6)	5.8	(15.4)		(34.5)	(24.3)
Other amortization, net of interest, excluding unlocking	(36.0)	(38.5)	(41.7)	(29.5)	(40.7)		(135.4)	(150.4)
Deferrals, net of amortization included in operating expense assessments	94.8	71.7	65.8	99.0	60.5		269.3	297.0
Adjustment related to realized gains (losses)	3.1	0.1	(0.4)	5.3	(5.3)		6.7	(0.3)
Adjustment related to unrealized gains (losses)	(0.5)	(73.0)	(113.1)	(119.2)	133.3		1.5	(172.0)
Balance as of End-of-Period	$1,155.2	$1,154.0	$1,106.3	$1,091.4	$1,279.9		$1,155.2	$1,279.9

12/31/2010									PAGE 25
Insurance Solutions - Life Insurance
Additional Operational Data
Unaudited (billions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Sales by Product (in millions)
UL
Excluding MoneyGuard®	$117.7	$90.1	$78.2	$77.3	$107.1	-9.0%	$396.3	$352.7	-11.0%
MoneyGuard®	23.3	18.5	23.0	26.5	40.5	73.8%	67.0	108.5	61.9%
Total	141.0	108.6	101.2	103.8	147.6	4.7%	463.3	461.2	-0.5%
VUL	13.3	7.7	9.7	10.8	14.8	11.3%	36.1	43.0	19.1%
COLI and BOLI (1)	20.7	6.8	10.3	17.8	28.0	35.3%	51.5	62.9	22.1%
Term	19.8	19.5	18.6	16.0	15.4	-22.2%	59.0	69.5	17.8%
Total	$194.8	$142.6	$139.8	$148.4	$205.8	5.6%	$609.9	$636.6	4.4%

First Year Paid Premiums (in millions)
UL
Excluding MoneyGuard®	$329.5	$262.5	$231.1	$235.9	$339.2	2.9%	$1,014.5	$1,068.7	5.3%
MoneyGuard®	154.4	122.4	153.9	177.4	259.9	68.3%	444.5	713.6	60.5%
Total	483.9	384.9	385.0	413.3	599.1	23.8%	1,459.0	1,782.3	22.2%
VUL	38.6	17.1	23.3	30.3	37.5	-2.8%	94.1	108.2	15.0%
COLI and BOLI (1)	46.9	11.9	23.7	59.9	164.0	249.7%	148.8	259.5	74.4%
Term	19.8	19.5	18.6	16.0	15.4	-22.2%	59.0	69.5	17.8%
Total	$589.2	$433.4	$450.6	$519.5	$816.0	38.5%	$1,760.9	$2,219.5	26.0%

Life Insurance In Force
UL and other	$291.879	$292.204	$293.013	$294.171	$297.837	2.0%	$291.879	$297.837	2.0%
Term insurance	248.726	254.115	259.450	262.583	265.154	6.6%	248.726	265.154	6.6%
Total	$540.605	$546.319	$552.463	$556.754	$562.991	4.1%	$540.605	$562.991	4.1%

						(Basis Point)			(Basis Point)
Interest-Sensitive Products Interest Rate Spreads(2)						Change			Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses (3)	5.88%	5.82%	5.91%	5.93%	5.84%	(4)	5.93%	5.87%	(6)
Commercial mortgage loan prepayment and bond make-whole premiums	0.07%	0.05%	0.07%	0.03%	0.21%	14	0.04%	0.09%	5
Alternative investments	0.05%	0.18%	0.19%	0.11%	0.18%	13	-0.25%	0.17%	42
Net investment income yield on reserves	6.00%	6.05%	6.17%	6.07%	6.23%	23	5.72%	6.13%	41
Interest rate credited to contract holders	4.25%	4.18%	4.18%	4.15%	4.14%	(11)	4.23%	4.16%	(7)
Interest rate spread	1.75%	1.87%	1.99%	1.92%	2.09%	34	1.49%	1.97%	48

Traditional Products Interest Rate Spreads(4)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	6.01%	6.23%	6.11%	5.99%	6.17%	16	5.99%	6.12%	13
Commercial mortgage loan prepayment and bond make-whole premiums	0.00%	0.00%	0.04%	0.12%	0.12%	12	0.01%	0.07%	6
Alternative investments	0.01%	0.02%	0.01%	0.01%	0.03%	2	0.00%	0.02%	2
Net investment income yield on reserves	6.02%	6.25%	6.16%	6.12%	6.32%	30	6.00%	6.21%	21

(1)	COLI and BOLI are interest-sensitive and contain both UL and VUL products.
(2)	For the interest-sensitive life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited on life products divided by average fixed account values.
(3)	Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets. The increased cash and short-term investment balances for the three months ended December 31, 2009, March 31, 2010, June 30, 2010, and December 31, 2010 reduced our yields by approximately
13 bps, 11 bps, 2 bps, and 1 bp, respectively. There was no impact for the three months ended September 30, 2010. The increased cash and short-term investment balances for the year ended December 31, 2009 and 2010 reduced yields by approximately 8 bps and 2 bps, respectively.
(4)	For the traditional life products, the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of
December 31, 2010, interest-sensitive products represented approximately 88% of total interest-sensitive and traditional earning assets.

12/31/2010									PAGE 26
Insurance Solutions - Life Insurance
Account Value Roll Forwards
Unaudited (billions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Interest-Sensitive Life (1)
Balance as of beginning-of-period	27.825	28.192	28.355	28.584	28.794	3.5%	27.502	28.192	2.5%
Deposits	1.067	0.910	0.911	0.983	1.324	24.1%	3.621	4.128	14.0%
Withdrawals and deaths	(0.296)	(0.367)	(0.314)	(0.384)	(0.318)	-7.4%	(1.462)	(1.383)	5.4%
Net flows	0.771	0.543	0.597	0.599	1.006	30.5%	2.159	2.745	27.1%
Contract holder assessments	(0.698)	(0.673)	(0.663)	(0.687)	(0.734)	-5.2%	(2.631)	(2.757)	-4.8%
Interest credited	0.294	0.293	0.295	0.298	0.299	1.7%	1.162	1.185	2.0%
Balance as of End-of-Period (Gross)	28.192	28.355	28.584	28.794	29.365	4.2%	28.192	29.365	4.2%
Reinsurance ceded	(0.917)	(0.911)	(0.903)	(0.899)	(0.888)	3.2%	(0.917)	(0.888)	3.2%
Balance as of End-of-Period (Net of Ceded)	$27.275	$27.444	$27.681	$27.895	$28.477	4.4%	$27.275	$28.477	4.4%

VUL
Balance as of beginning-of-period	$5.176	$5.287	$5.467	$5.027	$5.562	7.5%	$4.251	$5.287	24.4%
Deposits	0.233	0.167	0.152	0.247	0.240	3.0%	0.830	0.806	-2.9%
Withdrawals and deaths	(0.243)	(0.108)	(0.099)	(0.121)	(0.166)	31.7%	(0.570)	(0.494)	13.3%
Net flows	(0.010)	0.059	0.053	0.126	0.074	NM	0.260	0.312	20.0%
Contract holder assessments	(0.092)	(0.090)	(0.089)	(0.090)	(0.092)	0.0%	(0.365)	(0.361)	1.1%
Investment income and change in market value	0.213	0.211	(0.404)	0.499	0.418	96.2%	1.141	0.724	-36.5%
Balance as of End-of-Period (Gross)	5.287	5.467	5.027	5.562	5.962	12.8%	5.287	5.962	12.8%
Reinsurance ceded	(0.820)	(0.837)	(0.743)	(0.803)	(0.854)	-4.1%	(0.820)	(0.854)	-4.1%
Balance as of End-of-Period (Net of Ceded)	$4.467	$4.630	$4.284	$4.759	$5.108	14.3%	$4.467	$5.108	14.3%

Total Life Insurance
Balance as of beginning-of-period	$33.001	$33.479	$33.822	$33.611	$34.356	4.1%	$31.753	$33.479	5.4%
Deposits	1.300	1.077	1.063	1.230	1.564	20.3%	4.451	4.934	10.9%
Withdrawals and deaths	(0.539)	(0.475)	(0.413)	(0.505)	(0.484)	10.2%	(2.032)	(1.877)	7.6%
Net flows	0.761	0.602	0.650	0.725	1.080	41.9%	2.419	3.057	26.4%
Contract holder assessments	(0.790)	(0.763)	(0.752)	(0.777)	(0.826)	-4.6%	(2.996)	(3.118)	-4.1%
Investment income and change in market value	0.507	0.504	(0.109)	0.797	0.717	41.4%	2.303	1.909	-17.1%
Balance as of End-of-Period (Gross)	33.479	33.822	33.611	34.356	35.327	5.5%	33.479	35.327	5.5%
Reinsurance ceded	(1.737)	(1.748)	(1.646)	(1.702)	(1.742)	-0.3%	(1.737)	(1.742)	-0.3%
Balance as of End-of-Period (Net of Ceded)	$31.742	$32.074	$31.965	$32.654	$33.585	5.8%	$31.742	$33.585	5.8%

(1)	Includes UL, interest-sensitive whole life and the fixed investment option of VUL products.

12/31/2010									PAGE 27
Insurance Solutions - Group Protection
Income (Loss) from Operations and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Operating Revenues
Insurance premiums	$396.4	$409.9	$433.7	$414.5	$424.2	7.0%	$1,579.0	$1,682.3	6.5%
Mortality assessments	-	-	-	-	-	NM	0.1	-	-100.0%
Net investment income	35.7	33.6	34.3	35.0	38.1	6.7%	127.4	141.0	10.7%
Other revenues and fees	1.5	1.7	2.1	2.0	2.0	33.3%	6.0	7.8	30.0%
Total Operating Revenues	433.6	445.2	470.1	451.5	464.3	7.1%	1,712.5	1,831.1	6.9%
Operating Expenses
Interest credited	0.7	0.5	0.1	-	-	-100.0%	2.3	0.6	(0.7)
Benefits	281.1	310.7	334.1	330.4	323.8	15.2%	1,117.4	1,299.0	16.3%
Underwriting, acquisition, insurance and other expenses	105.4	101.1	101.3	106.4	112.8	7.0%	402.0	421.6	4.9%
Total Operating Expenses	387.2	412.3	435.5	436.8	436.6	12.8%	1,521.7	1,721.2	13.1%
Income (loss) from operations before federal income taxes	46.4	32.9	34.6	14.7	27.7	-40.3%	190.8	109.9	-42.4%
Federal income tax expense (benefit)	16.3	11.5	11.9	5.2	9.7	-40.5%	66.9	38.3	-42.8%
Income (Loss) from Operations	$30.1	$21.4	$22.7	$9.5	$18.0	-40.2%	$123.9	$71.6	-42.2%

Effective Tax Rate	35.1%	35.0%	34.4%	35.4%	35.0%		35.1%	34.8%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$1,061.7	$1,075.0	$1,107.7	$1,138.2	$1,163.2		$1,045.2	$1,121.0
Average goodwill	274.3	274.3	274.3	274.3	274.3		274.3	274.3
Average equity, excluding goodwill	$787.4	$800.7	$833.4	$863.9	$888.9		$770.9	$846.7

Return on Equity, Excluding AOCI
Including goodwill	11.3%	8.0%	8.2%	3.3%	6.2%		11.9%	6.4%
Excluding goodwill	15.3%	10.7%	10.9%	4.4%	8.1%		16.1%	8.5%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$44.5	$46.9	$46.9	$47.5	$48.7	9.4%	$175.6	$190.0	8.2%
General and administrative expenses	60.0	46.8	49.3	51.1	61.1	1.8%	203.7	208.3	2.3%
Taxes, licenses and fees	9.1	10.9	8.0	10.2	9.8	7.7%	36.2	38.9	7.5%
Total commissions and expenses incurred	113.6	104.6	104.2	108.8	119.6	5.3%	415.5	437.2	5.2%
Less: commissions and expenses capitalized	(20.8)	(14.6)	(13.5)	(12.7)	(20.6)	1.0%	(59.3)	(61.4)	-3.5%
Amortization of DAC and VOBA, net of interest	12.6	11.1	10.6	10.3	13.8	9.5%	45.8	45.8	0.0%
Total Underwriting, Acquisition, Insurance and Other Expenses	$105.4	$101.1	$101.3	$106.4	$112.8	7.0%	$402.0	$421.6	4.9%

General and Administrative Expenses as a Percentage of Premiums	15.1%	11.4%	11.4%	12.3%	14.4%		12.9%	12.4%

DAC and VOBA
Balance as of beginning-of-period	$151.2	$159.5	$163.0	$165.9	$168.3		$145.9	$159.5
Deferrals	20.9	14.6	13.5	12.7	20.6		59.4	61.4
Amortization, net of interest	(12.6)	(11.1)	(10.6)	(10.3)	(13.9)		(45.8)	(45.9)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	8.3	3.5	2.9	2.4	6.7		13.6	15.5
Balance as of End-of-Period	$159.5	$163.0	$165.9	$168.3	$175.0		$159.5	$175.0

Annualized Sales by Product Line
Life	$67.2	$24.0	$23.4	$23.9	$60.7	-9.7%	$142.4	$132.0	-7.3%
Disability	78.3	28.8	28.2	28.3	68.6	-12.4%	169.6	153.9	-9.3%
Dental	21.3	10.3	13.6	16.2	26.7	25.4%	48.4	66.8	38.0%
Total	$166.8	$63.1	$65.2	$68.4	$156.0	-6.5%	$360.4	$352.7	-2.1%

Insurance Premiums by Product Line
Life	$152.1	$157.2	$160.3	$158.4	$163.2	7.3%	$584.1	$639.1	9.4%
Disability	174.1	178.3	181.7	181.9	184.8	6.1%	692.2	726.7	5.0%
Dental	37.7	39.5	40.8	42.6	44.2	17.2%	148.6	167.1	12.4%
Other	32.5	34.9	50.9	31.6	32.0	-1.5%	154.1	149.4	-3.0%
Total	$396.4	$409.9	$433.7	$414.5	$424.2	7.0%	$1,579.0	$1,682.3	6.5%

Income (Loss) from Operations by Product Line
Life	$13.3	$3.4	$16.1	$4.8	$12.4	-6.8%	$42.4	$36.7	-13.4%
Disability	15.6	18.6	6.6	4.0	4.5	-71.2%	78.9	33.7	-57.3%
Dental	1.1	(1.8)	(1.4)	(0.6)	(0.2)	NM	(2.1)	(4.0)	-90.5%
Other	0.1	1.2	1.4	1.3	1.3	NM	4.7	5.2	10.6%
Total	$30.1	$21.4	$22.7	$9.5	$18.0	-40.2%	$123.9	$71.6	-42.2%

Loss Ratios by Product Line
Life	69.6%	82.4%	69.7%	79.2%	72.0%		72.0%	75.8%
Disability	67.5%	65.5%	78.6%	79.2%	78.2%		64.0%	75.4%
Dental	76.6%	86.1%	84.4%	79.3%	76.8%		81.7%	81.5%
Combined Loss Ratios	69.3%	74.8%	75.5%	79.2%	75.5%		69.1%	76.2%

12/31/2010									PAGE 28
Other Operations
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change

Operating Revenues
Insurance premiums	$0.4	$(0.3)	$0.3	$0.1	$1.4	250.0%	$4.0	$1.5	-62.5%
Net investment income	86.5	85.4	77.8	80.7	81.7	-5.5%	307.1	325.6	6.0%
Amortization of deferred gain on business sold through reinsurance (1)	18.3	18.2	18.0	18.1	18.2	-0.5%	73.4	72.5	-1.2%
Other revenues and fees	4.0	4.6	6.4	3.1	(1.4)	NM	12.6	12.7	0.8%
Communications revenues	16.7	15.5	18.1	19.6	21.7	29.9%	67.8	74.9	10.5%
Total Operating Revenues	125.9	123.4	120.6	121.6	121.6	-3.4%	464.9	487.2	4.8%
Operating Expenses
Interest credited	32.8	33.6	28.1	27.8	30.3	-7.6%	148.0	119.8	-19.1%
Benefits	79.0	34.1	35.3	35.2	34.0	-57.0%	257.6	138.6	-46.2%
Underwriting, acquisition, insurance and other expenses	27.0	27.7	38.7	31.3	85.0	214.8%	141.6	182.7	29.0%
Inter-segment reimbursement associated with reserve financing and LOC expenses (2)	-	(0.4)	0.2	(0.8)	(1.4)	NM	0.1	(2.4)	NM
Taxes, licenses and fees	(20.2)	1.5	(2.7)	0.2	(2.9)	85.6%	(16.5)	(3.9)	76.4%
Interest and debt expenses	68.1	68.1	69.0	74.5	74.3	9.1%	261.7	285.9	9.2%
Communications expenses	12.9	13.8	14.5	14.9	16.0	24.0%	52.6	59.2	12.5%
Total Operating Expenses	199.6	178.4	183.1	183.1	235.3	17.9%	845.1	779.9	-7.7%
Income (Loss) from operations before federal income taxes	(73.7)	(55.0)	(62.5)	(61.5)	(113.7)	-54.3%	(380.2)	(292.7)	23.0%
Federal income tax expense (benefit)	(30.2)	(18.4)	(26.4)	(21.8)	(40.0)	-32.5%	(143.3)	(106.6)	25.6%
Income (Loss) From Operations	$(43.5)	$(36.6)	$(36.1)	$(39.7)	$(73.7)	-69.4%	$(236.9)	$(186.1)	21.4%

Run Off Institutional Pensions Account Values - Balance at End-of-Period	$1.911	$1.909	$1.891	$1.881	$1.869	-2.2%	$1.911	$1.869	-2.2%

Discontinued Operations
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change

Discontinued Operations Before Disposal
Income (loss) from discontinued operations before federal income taxes	$7.2	$(16.9)	$4.2	$-	$-	-100.0%	$74.7	$(12.7)	NM
Federal income tax expense (benefit)	4.1	(2.6)	1.5	-	-	-100.0%	30.7	(1.1)	NM
Income (Loss) From Discontinued Operations Before Disposal	3.1	(14.3)	2.7	-	-	-100.0%	44.0	(11.6)	NM
Disposal
Gain (loss) on disposal before federal income taxes	1.0	64.8	-	1.2	-	-100.0%	(219.3)	66.0	130.1%
Federal income tax expense (benefit)	-	22.6	-	2.9	-	NM	(105.3)	25.5	124.2%
Gain (Loss) on Disposal	1.0	42.2	-	(1.7)	-	-100.0%	(114.0)	40.5	135.5%
Income (Loss) From Discontinued Operations	$4.1	$27.9	$2.7	$(1.7)	$-	-100.0%	$(70.0)	$28.9	141.3%

(1)	Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.
(2)	Represents reimbursements to Other Operations from the Insurance Solutions - Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its use of LOCs. The inter-segment amounts are not reported on our Consolidated Statements of Income.

12/31/2010									PAGE 29
Consolidated Deposits, Net Flows and Account Balances
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Deposits
Retirement Solutions:
Annuities - fixed annuities (1)	$1.195	$1.138	$1.501	$1.774	$1.155	-3.3%	$6.355	$5.568	-12.4%
Defined Contribution - fixed annuities	0.299	0.316	0.327	0.349	0.340	13.7%	1.342	1.332	-0.7%
Annuities - variable annuities	1.266	1.138	1.322	1.204	1.435	13.3%	4.007	5.099	27.3%
Defined Contribution - variable products (2)	0.859	0.991	1.047	0.913	1.018	18.5%	3.610	3.969	9.9%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	1.067	0.910	0.911	0.983	1.324	24.1%	3.621	4.128	14.0%
VUL	0.233	0.167	0.152	0.247	0.240	3.0%	0.830	0.806	-2.9%
Total Deposits	$4.919	$4.660	$5.260	$5.470	$5.512	12.1%	19.765	20.902	5.8%

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change
Net Flows
Retirement Solutions:
Annuities - fixed annuities (1)	$0.672	$0.652	$1.045	$1.289	$0.562	-16.4%	$3.920	$3.548	-9.5%
Defined Contribution - fixed annuities	(0.069)	(0.025)	(0.079)	(0.106)	(0.137)	-98.6%	(0.062)	(0.347)	NM
Annuities - variable annuities	0.146	(0.077)	0.108	(0.005)	(0.019)	NM	(0.027)	0.007	125.9%
Defined Contribution - variable products (2)	0.007	0.134	0.261	(0.172)	(0.167)	NM	1.057	0.056	-94.7%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	0.771	0.543	0.597	0.599	1.006	30.5%	2.159	2.745	27.1%
VUL	(0.010)	0.059	0.053	0.126	0.074	NM	0.260	0.312	20.0%
Total Net Flows	$1.517	$1.286	$1.985	$1.731	$1.319	-13.1%	7.307	6.321	-13.5%

	As of
	Dec.	March	June	Sept.	Dec.	%
	2009	2010	2010	2010	2010	Change
Account Balances
Retirement Solutions:
Annuities - fixed annuities (1)	$18.913	$19.031	$19.403	$20.097	$19.990	5.7%
Defined Contribution - fixed annuities	12.246	12.420	12.580	12.734	12.779	4.4%
Annuities - variable annuities	55.368	57.815	53.921	60.132	64.858	17.1%
Defined Contribution - variable products (2)	23.056	24.279	22.460	24.354	26.045	13.0%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	27.275	27.444	27.681	27.895	28.477	4.4%
VUL	4.467	4.630	4.284	4.759	5.108	14.3%
Total Account Balances	$141.325	$145.619	$140.329	$149.971	$157.257	11.3%

(1)	Includes fixed portion of variable annuities.
(2)	Includes amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated
Balance Sheets, as we do not have any ownership interest in them.

12/31/2010									PAGE 30
Consolidated Investment Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2009	2010	2010	2010	2010	Change	2009	2010	Change

Net Investment Income
Available-for-sale fixed maturity securities	$903.4	$905.5	$918.2	$946.6	$972.6	7.7%	$3,487.6	$3,742.9	7.3%
Available-for-sale equity securities	2.2	1.8	1.2	1.2	1.5	-31.8%	7.5	5.7	-24.0%
Available-for-sale VIEs' fixed maturity securities	-	3.8	3.8	3.5	3.1	NM	-	14.2	NM
Trading securities	40.2	39.4	39.2	39.1	39.4	-2.0%	158.8	157.1	-1.1%
Mortgage loans on real estate	118.2	112.8	111.3	105.7	111.6	-5.6%	471.6	441.4	-6.4%
Real estate	8.1	6.6	5.4	6.2	6.4	-21.0%	19.0	24.6	29.5%
Policy loans	43.2	42.1	43.4	41.4	42.0	-2.8%	171.6	168.9	-1.6%
Invested cash	1.6	1.4	1.8	2.3	1.8	12.5%	15.0	7.3	-51.3%
Other investments	36.5	22.4	26.1	16.6	33.3	-8.8%	(39.8)	98.4	NM
Investment income	1,153.4	1,135.8	1,150.4	1,162.6	1,211.7	5.1%	4,291.3	4,660.5	8.6%
Investment expense	(31.1)	(29.7)	(30.6)	(30.3)	(29.0)	6.8%	(113.8)	(119.6)	-5.1%
Net Investment Income	$1,122.3	$1,106.1	$1,119.8	$1,132.3	$1,182.7	5.4%	$4,177.5	$4,540.9	8.7%

Average Invested Assets (Amortized Cost)	$74,731.7	$75,458.8	$76,978.3	$78,516.9	$79,383.3		$72,359.2	$77,584.3

Net investment income yield on invested assets	6.01%	5.86%	5.82%	5.77%	5.96%		5.77%	5.85%

Realized Gain (Loss) Related to Investments
Available-for-sale fixed maturity securities:
Gross gains	$51.5	$49.8	$34.6	$11.8	$10.9	-78.8%	$161.4	$107.1	-33.6%
Gross losses	(129.3)	(83.6)	(29.4)	(61.3)	(73.7)	43.0%	(708.6)	(248.0)	65.0%
Equity securities:
Gross gains	1.5	0.1	5.4	3.3	-	-100.0%	5.6	8.8	57.1%
Gross losses	(10.9)	(3.5)	-	-	-	100.0%	(27.3)	(3.5)	87.2%
Gain (loss) on other investments	(72.0)	(21.6)	(8.0)	(3.3)	(19.8)	72.5%	(130.4)	(52.7)	59.6%
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities	32.6	3.8	(7.7)	23.4	(11.6)	NM	161.3	7.9	-95.1%
Total realized gain (loss) on investments, pre-tax	(126.6)	(55.0)	(5.1)	(26.1)	(94.2)	25.6%	(538.0)	(180.4)	66.5%
Federal income tax expense (benefit) (1)	(44.3)	(19.3)	(1.8)	(9.1)	(33.0)	25.5%	(188.3)	(63.2)	66.4%
Total, After-Tax	$(82.3)	$(35.7)	$(3.3)	$(17.0)	$(61.2)	25.6%	$(349.7)	$(117.2)	66.5%

		As of December 31, 2009			As of December 31, 2010
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)		$63,320.8	99.6%		$71,208.1	99.7%
Fixed maturity securities (amortized cost)		63,097.0	99.4%		68,084.2	99.7%

Equity securities (fair value)		280.5	0.4%		199.3	0.3%
Equity securities (amortized cost)		383.7	0.6%		180.8	0.3%

% of Available-for-Sale Fixed Maturity Securities, Based on Fair Value
Treasuries and AAA			19.3%			18.1%
AA or better			27.3%			28.2%
BB or less			6.9%			5.7%

General Account Investments		As of December 31, 2009			As of December 31, 2010
		Amount	% of Total		Amount	% of Total
Fixed Maturities - Security Sector:
Corporate bonds		$45,380.5	74.6%		$51,740.5	75.4%
U.S. Government bonds		194.2	0.3%		164.8	0.2%
Foreign government bonds		504.9	0.8%		508.3	0.7%
Mortgage-backed securities		11,103.3	18.3%		10,890.4	15.9%
Asset-backed securities		479.8	0.8%		173.8	0.3%
State and municipal bonds		1,967.6	3.2%		3,155.4	4.6%
Hybrid and redeemable preferred securities		1,188.0	2.0%		1,397.0	2.0%
VIEs' fixed maturity securities		-	0.0%		583.7	0.9%
Total		$60,818.3	100.0%		$68,613.9	100.0%

	As of
Composition of Investment Portfolio	Dec. 2009	March 2010	June 2010	Sept. 2010	Dec. 2010	% Change
Available-for-sale securities, at fair value:
Fixed maturity	$60,818.3	$62,880.8	$66,391.0	$69,715.3	$68,030.2	11.9%
Equity	278.4	310.0	245.9	205.3	197.2	-29.2%
VIEs' fixed maturity	-	579.5	581.4	585.3	583.7	NM
Trading securities	2,504.6	2,532.5	2,607.6	2,710.9	2,596.4	3.7%
Mortgage loans on real estate and real estate	7,351.6	7,213.1	7,099.8	7,017.7	6,954.2	-5.4%
Policy loans	2,897.8	2,902.8	2,901.8	2,879.1	2,864.7	-1.1%
Derivative investments	1,010.1	992.4	1,988.9	1,903.9	1,076.0	6.5%
Other investments	1,057.2	1,046.4	1,136.8	1,096.5	1,037.7	-1.8%
Total	$75,918.0	$78,457.5	$82,953.2	$86,114.0	$83,340.1	9.8%

(1)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.